Exhibit 99.5
Kookmin Bank
Interim Non-Consolidated Financial Statements
March 31, 2009

Page(s)

Non-Consolidated Financial Statements

Statements of Financial Position	3

Statements of Income	4

Statements of Changes in Shareholders’ Equity	6

Statements of Cash Flows	7

Notes to Non-Consolidated Financial Statements	9

Kookmin Bank
Non-Consolidated Statements of Financial Position
March 31, 2009 and December 31, 2008

(in millions of Korean won)	2009		2008

Assets
Cash and due from banks (Notes 3 and 20)	~~W~~	6,529,252	~~W~~	7,728,296
Securities (Notes 4 and 20)		36,397,734		34,928,917
Loans receivable, net (Notes 5, 6, 7 and 20)		204,945,401		198,694,825
Property and equipment, net (Note 8)		3,430,560		3,492,767
Other assets, net (Notes 2, 7, 9, 19, 24 and 27)		15,135,637		17,248,372

	~~W~~	266,438,584	~~W~~	262,093,177

Liabilities and Shareholders’ Equity
Deposits (Notes 10 and 20)	~~W~~	164,048,277	~~W~~	158,867,924
Debts, net (Notes 11 and 20)		57,978,668		61,759,641
Other liabilities (Notes 12, 13, 14, 15 and 16)		26,773,536		24,151,518

		248,800,481		244,779,083

Shareholders’ Equity (Notes 4, 8 and 17)
Common stock		2,481,896		2,181,896
Capital surplus		6,267,577		6,269,036
Accumulated other comprehensive income		311,525		445,263
Retained earnings		8,577,105		8,417,899

		17,638,103		17,314,094

	~~W~~	266,438,584	~~W~~	262,093,177

The accompanying notes are an integral part of these financial statements.

Kookmin Bank
Non-Consolidated Statements of Income
Three-Month Periods Ended March 31, 2009 and 2008

(in millions of Korean won)	2009		2008

Operating revenue
Interest revenue
Interest on due from banks (Note 21)	~~W~~	4,775	~~W~~	692
Interest on securities		385,536		404,336
Interest on loans		3,648,757		3,423,629
Other interest revenue (Note 6)		4,515		9,911

		4,043,583		3,838,568

Gain on valuation and disposal of securities
Gain on valuation of trading securities		10,189		38,438
Gain on disposal of trading securities		39,899		54,363
Gain on disposal of available-for-sale securities		100,070		47,585
Gain on disposal of held-to-maturity securities		658		—
Reversal of impairment loss on available-for-sale securities (Note 4)		423		3,944

		151,239		144,330

Gain on disposal of loans (Note 5)		4,196		2,203

Gain on foreign currency transactions		561,475		147,942

Commission income (Note 27)		314,913		370,618

Fees and commissions from trust accounts (Note 27)		20,455		24,691

Dividend income		39,010		9,957

Other operating revenue
Gain on derivatives transactions		3,615,431		1,435,782
Gain on valuation of derivatives (Note 19)		2,642,364		2,247,375
Gain on valuation of fair value hedged items (Notes 4, 10, 11 and 19)		103,589		35,937
Others		22,657		18,318

		6,384,041		3,737,412

		11,518,912		8,275,721

Kookmin Bank
Non-Consolidated Statements of Income
Three-Month Periods Ended March 31, 2009 and 2008

(in millions of Korean won)	2009		2008

Operating expenses
Interest expenses (Note 21)
Interest on deposits		1,559,282		1,420,034
Interest on debt		751,844		675,922
Other interest expenses (Note 27)		26,301		21,301

		2,337,427		2,117,257

Loss on valuation and disposal of securities
Loss on valuation of trading securities		8,649		7,850
Loss on disposal of trading securities		28,733		21,531
Loss on disposal of available-for-sale securities		494		9,336
Impairment loss on available-for-sale securities (Note 4)		11,004		22,474

Impairment loss on held-to-maturity securities (Note 4)		3,745		—

		52,625		61,191

Loss on valuation and disposal of loans
Provision for loan losses (Note 7)		641,210		244,793
Loss on disposal of loans (Note 5)		36		31

		641,246		244,824

Loss on foreign currency transactions		455,892		121,437

Commission expenses		171,590		154,506

General and administrative expenses (Notes 8, 9, 13, 18 and 22)		850,398		883,898

Other operating expenses
Loss on derivatives transactions		3,742,144		1,289,741
Loss on valuation of derivatives (Note 19)		2,600,554		2,230,916
Loss on valuation of fair value hedged items (Notes 4, 10, 11 and 19)		121,503		154,424
Others		208,334		178,295

		6,672,535		3,853,376

		11,181,713		7,436,489

Operating income		337,199		839,232
Non-operating revenue (Notes 4, 8 and 23)		35,179		61,878
Non-operating expenses (Notes 4, 8 and 23)		131,123		31,387

Income before income tax		241,255		869,723
Income tax expense (Note 24)		82,115		238,220

Net income	~~W~~	159,140	~~W~~	631,503

The accompanying notes are an integral part of these financial statements.

Kookmin Bank
Non-Consolidated Statements of Changes in Shareholders’ Equity
Three-Month Periods Ended March 31, 2009 and 2008

							Accumulated
							other
			Capital		Capital		comprehensive		Retained
(in millions of Korean won)	Capital stock		surplus		adjustments		income		earnings		Total

Balance at January 1, 2008	~~W~~	1,681,896	~~W~~	6,258,297	~~W~~	—	~~W~~	356,412	~~W~~	7,741,156	~~W~~	16,037,761
Cumulative effect on accounting changes		—		16,534		—		(10,966)		(4,784)		784

Balance after adjustment		1,681,896		6,274,831		—		345,446		7,736,372		16,038,545
Dividends		—		—		—		—		(824,129)		(824,129)

Balance after appropriations		1,681,896		6,274,831		—		345,446		6,912,243		15,214,416
Net income		—		—		—		—		631,503		631,503
Valuation of available-for-sale securities		—		—		—		97,581		—		97,581
Valuation of held-to-maturity securities		—		—		—		(4)		—		(4)
Valuation of equity method investments		—		—		—		11,187		—		11,187
Others		—		—		—		—		987		987

Balance at March 31, 2008	~~W~~	1,681,896	~~W~~	6,274,831	~~W~~	—	~~W~~	454,210	~~W~~	7,544,733	~~W~~	15,955,670

Balance at January 1, 2009	~~W~~	2,181,896	~~W~~	6,269,036	~~W~~	—	~~W~~	445,263	~~W~~	8,417,899	~~W~~	17,314,094
Issuance of common stock		300,000		(1,459)		—		—		—		298,541
Net income		—		—		—		—		159,140		159,140
Valuation of available-for-sale securities		—		—		—		(124,273)		—		(124,273)
Valuation of held-to-maturity securities		—		—		—		(4)		—		(4)
Valuation of equity method investments		—		—		—		(9,461)		—		(9,461)
Others		—		—		—		—		66		66

Balance at March 31, 2009	~~W~~	2,481,896	~~W~~	6,267,577	~~W~~	—	~~W~~	311,525	~~W~~	8,577,105	~~W~~	17,638,103

The accompanying notes are an integral part of these financial statements.

Kookmin Bank
Non-Consolidated Statements of Cash Flows
Three-Month Periods Ended March 31, 2009 and 2008

(in millions of Korean won)	2009		2008

Cash flows from operating activities
Net income	~~W~~	159,140	~~W~~	631,503

Adjustments to reconcile net income to net cash used in operating activities
Loss on valuation of trading securities		8,649		7,850
Loss on valuation of equity method investments		10,474		1,297
Impairment loss on available-for-sale securities		11,004		22,474
Impairment loss on held-to-maturity securities		3,745		—
Impairment loss on equity method investments		100,352		—
Provision for possible loan losses		641,210		244,793
Depreciation and amortization		105,059		100,458
Loss on disposal of property and equipment		259		177
Loss on valuation of derivatives		2,600,554		2,230,916
Loss on valuation of fair value hedged items		121,503		154,424
Provision for severance benefits		41,471		41,580
Loss on foreign currency translation		252,507		235,818
Gain on valuation of trading securities		(10,189)		(38,438)
Gain on valuation of equity method investments		(5,899)		(16,259)
Gain on disposal of property and equipment		(31)		(211)
Gain on valuation of derivatives		(2,642,364)		(2,247,375)
Gain on valuation of fair value hedged items		(103,589)		(35,937)
Reversal of impairment loss on available-for-sale securities		(423)		(3,944)
Gain on foreign currency translation		(175,099)		(85,155)
Others, net		80,971		33,803

		1,040,164		646,271

Changes in operating assets and liabilities
Increase in securities, net		(1,616,953)		(3,821,772)
Increase in loans		(6,906,545)		(8,065,311)
Decrease (increase) in accounts receivable		948,990		(1,710,361)
Increase in prepaid expenses		(51,036)		(40,381)
Decrease (increase) in accrued income		140,054		(37,144)
Decrease (increase) in deferred tax assets		(82,715)		1,630
Decrease in derivatives assets		256,395		162,429
Decrease (increase) in miscellaneous assets		10,960		(26,570)
Increase (decrease) in accounts payable other		(854,421)		1,789,270
Increase (decrease) in accrued expense		(313,083)		208,915
Decrease in unearned revenues		(23,495)		(4,006)
Decrease in agencies credit		(54,935)		(26,293)
Payment of severance benefits		(408,986)		(10,867)
Increase (decrease) in miscellaneous liabilities		223,621		(55,200)
Others, net		1,531,863		1,684,777

		(7,200,286)		(9,950,884)

Net cash used in operating activities		(6,000,982)		(8,673,110)

Kookmin Bank
Non-Consolidated Statements of Cash Flows
Three-Month Periods Ended March 31, 2009 and 2008

(in millions of Korean won)	2009		2008

Cash flows from investing activities
Decrease in restricted due from banks		768,443		888,061
Disposal of property and equipment		1,421		1,970
Increase (decrease) in domestic exchange settlement debits, net		146,508		(2,032)
Increase (decrease) in equity method investments, net		1,908		(245,808)
Increase in guarantee deposits paid, net		(43,911)		(19,187)
Purchase of property and equipment		(12,155)		(31,991)
Purchase of intangible assets		(5,178)		(5,921)

Net cash provided by investing activities		857,036		585,092

Cash flows from financing activities
Increase in deposits, net		5,181,796		9,385,944
Increase (decrease) in debts, net		(3,986,779)		170,970
Increase (decrease) in other liabilities, net		3,219,787		(409,945)
Issuance of common stock		298,541		—
Payment of dividends		—		(824,129)

Net cash provided by financing activities		4,713,345		8,322,840

Net Increase (decrease) in cash and due from banks		(430,601)		234,822

Cash and cash equivalents (Note 31)
Beginning of the period		2,920,130		2,533,763

End of the period	~~W~~	2,489,529	~~W~~	2,768,585

The accompanying notes are an integral part of these financial statements.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
1. The Bank
Kookmin Bank (the “Bank”) was established in 1963 under the Citizens National Bank Act to provide banking services to the general public and to small and medium-sized enterprises. Pursuant to the Repeal Act of the Citizens National Bank Act, effective January 5, 1995, the Bank’s status changed to a financial institution which operates under the Banking Act and Commercial Act.
The Bank merged with Korea Long Term Credit Bank on December 31, 1998, and with its subsidiaries, Daegu, Busan, Jeonnam Kookmin Mutual Savings & Finance Co., Ltd., on August 22, 1999. Also, pursuant to directive from the Financial Services Commission in connection with the Structural Improvement of the Financial Industry Act, the Bank acquired certain assets, including performing loans, and assumed most of the liabilities of Daedong Bank on June 29, 1998. Also, the Bank completed the legal consolidation with Housing and Commercial Bank (“H&CB”) on October 31, 2001, and merged with Kookmin Credit Card Co., Ltd., a majority-owned subsidiary, on September 30, 2003.
The Bank listed its shares on the Stock Market Division of the Korea Exchange (“KRX,” formerly Korea Stock Exchange) in September 1994. As a result of the legal consolidation with H&CB, the shareholders of the former Kookmin Bank and H&CB received new common shares of the Bank which were relisted on the KRX on November 9, 2001. In addition, H&CB listed its American Depositary Shares (“ADS”) on the New York Stock Exchange (“NYSE”) on October 3, 2000 prior to the legal consolidation. Following the legal consolidation with H&CB, the Bank listed its ADS on the NYSE on November 1, 2001. The Bank became a wholly owned subsidiary of KB Financial Group Inc. through comprehensive stock transfer on September 29, 2008. Subsequently, the Bank’s shares and its ADS each listed on the KRX and the NYSE were delisted on October 10, 2008 and September 26, 2008, respectively. As of March 31, 2009, the Bank’s paid-in capital is ~~W~~2,481,896 million.
The Bank engages in banking business in accordance with Banking Act, trust business in accordance with Financial Investment Services and Capital Markets Act, credit card business in accordance with Specialized Credit Financial Business Act and other relevant businesses. As of March 31, 2009, the Bank holds 1,193 domestic branches and offices (excluding 303 automated teller machine stations) and five overseas branches (excluding two subsidiaries and three offices).
2. Summary of Significant Accounting Policies
The significant accounting policies followed by the Bank in the preparation of its non-consolidated financial statements are as follows:
Basis of Financial Statement Presentation
The Bank maintains its accounting records in Korean won and prepares statutory financial statements in the Korean language in conformity with accounting principles generally accepted in the Republic of Korea. Certain accounting principles applied by the Bank that conform with financial accounting standards and accounting principles in the Republic of Korea may not conform with generally accepted accounting principles in other countries. Accordingly, these financial statements are intended for use by those who are informed about Korean accounting principles and practices. The accompanying financial statements have been condensed,

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
restructured and translated into English from the Korean language non-consolidated financial statements. Certain information attached to the Korean language financial statements, but not required for a fair presentation of the Bank’s financial position, results of operations, or cash flows, is not presented in the accompanying non-consolidated financial statements.
Application of the Statements of Korean Financial Accounting Standards
The Korean Accounting Standards Board (“KASB”) has published a series of Statements of Korean Financial Accounting Standards (“SKFAS”), which will gradually replace the existing financial accounting standards, established by the Korean Financial and Supervisory Board. The Bank has adopted SKFAS No. 1 through No. 24, except No. 14, in its financial statements as of and for the three-month period ended March 31, 2009.
Significant accounting policies adopted by the Bank for the financial statements as of and for the three-month period ended are identical to the accounting policies followed by the Bank for the annual financial statements for the year ended December 31, 2008.
Interest Income Recognition
The Bank applies the accrual basis in recognizing interest income related to deposits, loans and securities. Interest on loans, whose principal or interest is past due at the statements of financial position date, is generally not accrued, with the exception of interest on certain loans guaranteed by financial institutions, or collateralized by bank deposits. When a loan is placed on a non-accrual status, the previously accrued interest is generally reversed and deducted from current interest income; and future interest income is recognized on the cash basis. As of March 31, 2009 and December 31, 2008, the principal amount of loans and securities for which the accrued interest income was not recorded in the accompanying non-consolidated financial statements based on the above criteria amounted to ~~W~~6,218,530 million and ~~W~~6,607,393 million, respectively, and the related accrued interest income not recognized amounted to ~~W~~573,292 million and ~~W~~538,461 million, respectively.
Classification of Securities
At acquisition, the Bank classifies securities into the following categories: trading, available-for-sale, held-to-maturity and equity method investments, depending on marketability, the intention at the date of purchase and ability to hold. Securities that are bought and held for the purpose of resale in the near term and are actively traded are classified as trading securities. Debt securities with fixed maturity and with either fixed or determinable payments which the Bank has the positive intent and ability to hold to maturity are classified as held-to-maturity securities. Securities that enable the Bank to exert significant influence over the investees are classified as equity method investments. All other securities not classified above are categorized as available-for-sale securities.
If there are changes in the Bank’s intent and ability to hold securities, available-for-sale securities can be reclassified to held-to-maturity securities and held-to-maturity securities can be reclassified to available-for-sale securities. Whereas, if the Bank has either sold held-to-maturity securities before maturity or exercised early redemption right to issuer within the current year or the preceding two fiscal years, or if it reclassified held-to-maturity securities to available-for-sale securities in the past, all debt securities that are owned or purchased cannot be classified as held-to-maturity securities with the exception of held-to-maturity securities sold when the fluctuation in the market interest has immaterial effect to the fair value as the remaining term of the securities is short. As for trading securities, in rare cases, it can be reclassified to available-for-sale securities or held-to-maturity securities when trading securities are no longer held for resale in the near term and can be reclassified to available-for-sale

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
securities when they lose marketability. In any other cases, trading securities cannot be reclassified to other categories and no category can be reclassified to trading securities.
Valuation of Trading Securities
Trading securities are initially recognized at acquisition cost, which includes the market value of the consideration given and any other transaction costs involved in the acquisition, which is determined by the individual moving average method (the specified identification method for debt securities). The difference between the acquisition costs and face values of debt securities are amortized over the remaining terms of the debt securities by applying effective interest rate method and added to or subtracted from the acquisition costs and interest income. After initial recognition, trading securities are stated at fair value at the statements of financial position date and any difference between acquisition value and fair value, unrealized holding gain or loss, is recognized in current earnings.
Valuation of Available-for-sale Securities
Available-for-sale securities are initially recognized at acquisition cost, which includes the market value of the consideration given and any other transaction costs involved in the acquisition, which is determined by the individual moving average method (the specified identification method for debt securities). The difference between the acquisition costs and face values of debt securities are amortized over the remaining terms of the debt securities by applying effective interest method and added to or subtracted from the acquisition costs and interest income. After initial recognition, available-for-sale securities are stated at fair value at the statements of financial position date and any difference between acquisition value and fair value, unrealized holding gain or loss, is presented as gain or loss on valuation of available-for-sale securities in accumulated other comprehensive income. Accumulated other comprehensive income of securities is charged to current earnings in a lump sum at the time of disposal or impairment recognition. Non-marketable securities are stated at acquisition cost on the financial statements if the fair value cannot be reliably estimated.
If the fair value of equity securities (net asset fair value in case of non-marketable equity securities stated at acquisition cost) is below the acquisition cost and the objective evidence of impairment exists, the carrying value is adjusted to fair value and the resulting valuation loss is charged to current earnings. If the estimated recoverable amount of debt securities is less than the amortized cost and the objective evidence of impairment exists, the carrying value is adjusted to recoverable amount and the resulting valuation loss is charged to current earnings. With respect to impaired securities, if the amount of impairment loss that must be recognized in the current period exceeds the remaining amount of unrealized valuation loss, the unrealized valuation loss shall first be derecognized from the accumulated other comprehensive income, and then, the amount of excess shall be subtracted from the carrying amount of the securities. In addition, if there are any remaining amount of unrealized valuation gain related to the securities in the accumulated other comprehensive income, the entire amount of unrealized valuation gain shall be derecognized from the accumulated other comprehensive income and subtracted from the carrying amount of the securities.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Valuation of Held-to-maturity Securities
Held-to-maturity securities are initially recognized at acquisition cost, which includes the market value of the consideration given and any other transaction costs involved in the acquisition, which is determined by the specific identification method. The difference between the acquisition costs and face values of held-to-maturity securities are amortized over the remaining terms of the securities by applying effective interest method and added to or subtracted from the acquisition costs and interest income. If the estimated recoverable amount of debt securities is less than the amortized cost and the objective evidence of impairment exists, the carrying value is adjusted to recoverable amount and the resulting valuation loss is charged to current earnings.
Valuation of Equity Method Investments
Equity securities held for investment in companies in which the Bank is able to exert significant influence over the investees (in accordance with the Banking Act, if the Bank holds more than 15 % of the total issued shares, the Bank is considered being able to exert significant influence) are accounted for using the equity method. The Bank’s share in net income or net loss of investees is included in current earnings. Changes in the retained earnings of investee are reflected in the retained earnings. Changes in the capital surplus, capital adjustments or accumulated other comprehensive income of investee are reflected as gain or loss on valuation of equity method investments in accumulated other comprehensive income.
When the book value of equity method investments is less than zero due to the cumulative losses of the investees, the Bank discontinues applying the equity method and does not provide for additional losses. If the investee subsequently reports net income, the Bank resumes applying the equity method only after its share of that net income equals the share of net losses not recognized during the period that the equity method was suspended.
In addition, the Bank applies the equity method making the current earnings and net assets reported in the non-consolidated financial statements of the Bank coincide with its share of current earnings and net assets of an associate included in the consolidated financial statements. However, the Bank discontinues applying the equity method when the balance of the investment in the associate has become zero.
Unrealized profit of the Bank from the transaction with subsidiaries is fully eliminated. The Bank’s proportionate unrealized profit arising from the transactions between the equity method investees and the Bank or between equity method investees is also eliminated.
Reversal of Impairment
The reversal of impairment loss of available-for-sale securities, when it is objectively related to an event occurring after the recognition of impairment loss, is recognized as current earnings to the extent of the impairment loss previously recognized under impairment loss as reversal of impairment loss on available-for-sale securities and any excess is recognized as gain on valuation of available-for-sale securities in the accumulated other comprehensive income. Even though the fair value increases subsequent to the recognition of an impairment loss, if such increase does not qualify to be recognized as a reversal of impairment loss, the increase in fair value are included in the accumulated other comprehensive income. For non-marketable equity securities which are not measured at fair values and were impaired based on the net asset fair value, the recovery cannot exceed the initial acquisition cost.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The reversal of impairment loss of held-to-maturity securities, when it is objectively related to an event occurring after the recognition of impairment loss, is recognized as current earnings to the extent that the new carrying amount after the reversal of impairment loss shall not exceed the amortized cost that would have been measured at the date of reversal, had no impairment loss been recognized.
Valuation of Reclassified Securities
When held-to-maturity securities are reclassified to available-for-sale securities, these reclassified securities are accounted for at fair value on the reclassification date and the difference between the fair value and book value resulting from the reclassification is reported in accumulated other comprehensive income as gain or loss on valuation of available-for-sale securities. When available-for-sale securities are reclassified to held-to-maturity securities, the amount of unrealized gain or loss on valuation of available-for-sale securities, at the reclassification date, continues to be included in accumulated other comprehensive income and be amortized over the remaining period until maturity using the effective interest rate method and added to or subtracted from interest income of the remaining period. The difference between the fair value at the reclassification date and face value of the reclassified securities to held-to-maturity securities is amortized over the remaining period until maturity using the effective interest rate method and added to or subtracted from interest income of the remaining period. In addition, when certain trading securities lose their marketability, such securities are reclassified as available-for-sale securities at fair market value at the reclassification date.
Transfers of Securities
Transfer of securities through realization, expiration or sale of the right to obtain the economic benefits from the securities arises and the control over securities is lost, the unrealized valuation gain or loss of securities reported in accumulated other comprehensive income is added to or subtracted from the difference between the amount received or receivable as consideration for the security transfer and book value of the security, which in turn is recognized in the current earnings. However, when securities are transferred without losing control of the securities, the transaction is accounted for secured borrowing transaction.
Allowance for Loan Losses, Acceptances and Guarantees Losses and Unfunded Commitments
The Regulation on Supervision of Banking Business (the “Supervisory Regulation”), legislated by the Financial Services Commission (“FSC”), requires all loans to be classified into five categories as normal, precautionary, substandard, doubtful, or estimated loss based on borrowers’ repayment capability and historical financial transaction records. Also, the Supervisory Regulation requires all loans to have allowance for loan losses no less than the directed minimum percentage rate in its respective category.
As required by the Supervisory Regulation, allowance for loan losses are provided in accordance with loan loss rate by category for corporate credits (loans, confirmed acceptances and guarantees) over certain size which is determined by Forward Looking Criteria (the “FLC”) that considers the borrower’s capability of repayment. The FLC evaluates the asset by considering the types of loan, collaterals and guarantees, if any, in addition to measuring the borrowers rating based on industry risk, individual risk and financial risk factors. The Bank generally classifies all credits provided to a single borrower in the same category of classification but credits guaranteed or collateralized by bank deposits, real estate or other assets may be classified to a different category based on the guarantor’s capability to fulfill its obligation upon default or based on the value of collateralized assets. Also, factors such as borrowers’ credit rating, past due period, bankruptcy are reflected. In cases where more than

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
two factors are presented, it gets classified to the highest risk category. Based on aforementioned corporate credit evaluation model, borrowers’ rating are divided into 17 grades from AAA to D (AAA, AA+, AA, A, BBB+, BBB, BBB–, BB+, BB, BB–, B+, B, B–, CCC, CC, C and D). From credit grade AAA to B are classified as normal, from credit grade B– to CCC are classified as precautionary, credit grade CC is classified as substandard, credit grade C is classified as doubtful and credits grade D is classified as estimated loss.
The Bank provides allowances for loss in accordance with loan loss rate by category as prescribed in the Supervisory Regulation. The loan loss rates for corporate loans range from 0.85(0.9 % for loans to economy-sensitive industries) ~ 6.9 % for normal, 7.0 ~ 19.9 % for precautionary, 20 ~ 49.9 % for substandard, 50 ~ 99.9 % for doubtful and 100 % for estimated loss. However, the Bank does not provide allowances for call loans, bonds purchased under resale agreements and inter-bank loans that are classified as normal pursuant to the Supervisory Regulation.
In addition, as required by the Supervisory Regulation, based on the classification of household loans and credit card receivables by past due period and status of bankruptcy proceedings, allowance for household loans and credit card receivables are calculated on the category balances using the prescribed percentages of 1.0 ~ 9.9 % and 1.5 ~ 14.9 % for normal, 10 ~19.9 % and 15 ~ 19.9 % for precautionary, 20 ~ 54.9 and 20 ~ 59.9 % for substandard, 55 ~ 99.9 % and 60 ~ 99.9 % for doubtful, and 100 % for estimated loss.
Pursuant to the Supervisory Regulation, the Bank provides allowances for losses on confirmed acceptances and guarantees, unconfirmed acceptances and guarantees, and bills endorsed based on the credit classification, minimum rate of loss provision prescribed by the Supervisory Regulation and the cash conversion factor. In addition, the Bank provides allowance for unfunded commitments of credit card and unused credit line of consumer and corporate loans based on the cash conversion factor and minimum rate of loss provision prescribed by the Supervisory Regulation.
In addition, when an allowance for loan losses required by the Supervisory Regulation is less than the amount calculated based on the historical loss rate, which is estimated through objective and reasonable method in accordance with the accounting principle in the Republic of Korea, historical loss rate is reflected in the allowance for loan losses.
The method and data used for determining the allowance for loan losses based on historical loss rate by the Bank’s lending portfolios are as follows:

		Period of historical	Period of
Lending portfolios	Methodology	loss rate	recovery ratio
Impaired corporate loans	DCF & Migration	N/A	N/A
Non-impaired corporate loans	Migration analysis	1 year	5 years
Household loans	Migration analysis	1 year	5 years
Credit card loans	Roll-rate analysis	1 year	5 years
Based on the loan portfolios’ nature, lending period, recovery period and other economic factors, the Bank determines the appropriate data period to be used in assessing its historical loss rate and recovery ratio.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Restructuring of Loans
The equity interest in the debtors, net of real estate and/or other assets received as full or partial satisfaction of the Bank’s loans, collected through reorganization proceedings, court mediation or debt restructuring agreements of parties concerned, is recorded at fair value at the time of the restructuring. In cases where the fair value of the assets received is less than the book value of the loan (book value before allowances), the Bank first offsets the book value against allowance for loan losses and then recognizes provision for loan losses. Impairment loss for loans that was restructured during a troubled debt restructuring involving a modification of terms are based on the difference between the present value of future cash flows under debt restructuring agreements discounted at effective interest rates at the time when loans are originated and the book value before allowance for loan losses. If the amount of allowance already established is less than the impairment loss, the Bank provides additional allowance for the difference. Otherwise, the Bank reverses the allowance for loan losses.
Deferred Loan Origination Fees and Costs
The Bank defers loan origination fees associated with originating loans and loan origination costs that have future economic benefits. Loan balances are reported net of these loan origination fees and costs. The deferred loan origination fees and costs are amortized using the effective interest rate method and added to or subtracted from interest income.
Valuation of Receivables and Payables at Present Value
Receivables and payables incurred through long-term installment transactions, long-term borrowing and lending transactions, and other similar transactions are stated at the present value of expected future cash flows, and the gain or loss on valuation of related receivables and payables is reflected in current earnings, unless the difference between nominal value and present value is immaterial. Present value discount or premium is amortized using the effective interest rate method and added to or subtracted from interest income.
Bonds under Resale or Repurchase Agreements
Bonds purchased under resale agreements are recorded as loans and bonds sold under repurchase agreements are recorded as borrowings when the Bank purchases or sells securities under such agreements.
Property and Equipment
Property and equipment are recorded at cost or production cost including incidental expenses. Routine maintenance and repairs are expensed as incurred. Expenditures that enhance the capacity or increase the future economic benefit of the assets are capitalized as additions to property and equipment.
Depreciation is computed by using the declining-balance method (straight-line method for building and structures) based on the estimated useful lives of the assets as follows:

Property and
equipment	Depreciation method	Estimated useful lives
Buildings and structures	Straight-line	40 years
Leasehold improvements	Declining balance	4 years
Equipment and vehicles	Declining balance	4 years

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The Bank’s land is revalued periodically by independent appraisers. Any gain on revaluation, net of tax, is credited to accumulated other comprehensive income. On the other hand, loss on revaluation, net of tax, is netted against accumulated other comprehensive income and then the remaining amount is included in current earnings.
The Bank classifies a lease contract as financial lease if it transfers substantially all the risks and rewards to the Bank. A lease is classified as an operating lease if it does not transfer substantially all the risks and rewards incidental to the Bank. Generally, the financial leases are the leases that (1) on or before at the expiration date, the ownership of leased asset will be transferred to the Bank, (2) the Bank has the bargain purchase option at the inception of the lease and it is certain that the Bank will exercise its bargain purchase option, (3) the lease period is more than 75 % of economic life of the leased assets, (4) at the inception, the present value of minimum lease payments discounted at the imputed interest rate is more than 90 % of the fair value of the leased assets, or (5) the leased asset is not commonly usable.
Intangible Assets
Intangible assets are recorded at acquisition cost including incidental expenses and are presented in the financial statements net of accumulated amortization. Intangible assets are amortized using the straight-line method over the estimated economic useful lives of the related assets as follows:

Intangible assets	Depreciation method	Estimated useful lives
Goodwill	Straight-line	9 years
Trademarks	Straight-line	5-20 years
Others	Straight-line	3-30 years
The Bank recorded goodwill, resulting from the merger with H&CB, as the cost of the merger exceeded the fair value of the net assets acquired. The Bank estimates the useful lives of endowment assets that are beneficial upon usage based on the terms of the contract and classifies it to other intangible assets.
Impairment of Assets
When the book value of assets exceeds the collective value of the assets due to obsolescence, physical damage or a sharp decrease in market value and the difference is material, the book value are adjusted to collective value in the statements of financial position and the resulting impairment loss is charged to current earnings. If the collective value of the assets increases in subsequent years, the increase in value is credited to earnings as gain until the collective value equals the book value of assets that would have been determined had no impairment loss been recognized. However, impairment of goodwill is not reversed subsequently.
Securities Sold
In relation to the lending and borrowing of securities, borrowed securities from Korea Securities Depository (the “KSD”) are recognized only in the Bank’s memorandum accounts. When those securities are sold, the Bank recognizes corresponding securities as securities sold. The changes in fair value of securities sold are recorded as gain or loss on valuation of securities sold. The differences between book value and repurchase price of securities sold are accounted for as gain or loss from disposal of securities sold.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Amortization of Discounts or Premiums on Debentures
Discounts or premiums on debentures issued are amortized over the period from issuance to maturity using the effective interest rate method. Amortization of discounts or premiums is recognized as interest expense on the debentures.
Contingent Liabilities
When there is a probability that an outflow of economic benefits will occur due to a present obligation resulting from a past event, and whose amount is reasonably estimable, a corresponding amount of provision is recognized in the financial statements. However, when such outflow or inflow is dependent upon a future event, is not certain to occur, or cannot be reliably estimated, a disclosure regarding the contingent liability in case of an outflow is made in the notes to the financial statements.
Accrued Severance Benefits
Employees and directors with at least one year of service as of March 31, 2009, are entitled to receive a lump-sum payment upon termination of their employment with the Bank, based on their length of service and rate of pay at the time of termination. The accrued severance benefits that would be payable assuming all eligible employees and directors were to resign are included in other liabilities.
The severance benefits are funded through a severance insurance deposit for payment of severance benefits, and the account is deducted from accrued severance benefits. However, if the deposit exceeds accrued severance benefits, the Bank classifies the excess deposit over accrued severance benefits as other investments.
Derivative Instruments
The Bank accounts for derivative instruments pursuant to the Interpretations on Financial Accounting Standards 53-70, Accounting for Derivative Instruments. Derivative instruments are classified as used for trading activities or for hedging activities according to their transaction purpose. All derivative instruments are accounted for at fair value with the valuation gain or loss recorded as an asset or liability. If derivative instruments are not part of a transaction qualifying as a hedge, the adjustment to fair value is reflected in current earnings.
The accounting for derivative transactions that are part of a qualified hedge based both on the purpose of the transaction and on meeting the specified criteria for hedge accounting differs depending on whether the transaction is a fair value hedge or a cash flow hedge. Fair value hedge accounting is applied to derivative instruments designated as hedging the exposure to changes in the fair value of an asset or a liability or a firm commitment (hedged item) that is attributable to a particular risk. The gain or loss both on the hedging derivative instruments and on the hedged item attributable to the hedged risk is reflected in current earnings. Cash flow hedge accounting is applied to derivative instruments designated as hedging the exposure to variability in expected future cash flows of an asset or a liability or a forecasted transaction that is attributable to a particular risk. The effective portion of gain or loss on derivative instruments designated as a cash flow hedge is recorded as accumulated other comprehensive income and the ineffective portion is recorded in current earnings. The effective portion of gain or loss recorded as accumulated other comprehensive income is reclassified to current earnings in the same period during which the hedged forecasted transaction affects earnings. If the hedged transaction results in the acquisition of an asset or the incurrence of a liability, the gain or loss in accumulated other comprehensive income is added to or deducted from the asset or the liability.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Accounting for Share-based Payments
The terms of the arrangement for share-based payment transactions provide the Bank with a choice of whether the transaction is settled in cash or by issuing equity instruments. In accordance with the resolution of the Board of Directors on August 23, 2005, to settle the transaction in cash, the compensation cost is recorded in other liabilities (accrued expense). The compensation cost of stock options granted before and after the effective date of the SKAS No. 22, Share-based Payments, was measured using the intrinsic value method in accordance with the Interpretations on Financial Accounting Standards 39-35, Accounting for Stock Options, and the fair value method, respectively.
National Housing Fund
The Bank, as designated by the Korean government under the Housing Law (formerly Housing Construction Promotion Law), manages the sources and uses of funds of the National Housing Fund (the “NHF”) and records the related NHF account in other liabilities. In addition, the Bank pays interest to the NHF, which is computed by multiplying the average balance of the NHF account by the passbook deposit interest rate. With the termination of the NHF designation as of March 31, 2008, the Bank does not manage the new operations related to the NHF except for the operations of the existing funds.
Transactions with the Trust Accounts
Under the Financial Investment Services and Capital Markets Act, the Bank recognizes trust accounts (“the Trust Accounts”) as a separate one. The borrowings from trust accounts represent transfer of funds in trust accounts into banking accounts. Such borrowings from trust accounts are recorded as receivables from the banking accounts in the trust accounts and as borrowings from trust accounts in the banking accounts. The Bank’s banking accounts receive trust fees from the trust accounts for its management of trust assets and operations.
The reserves for future losses are set up in the trust accounts for losses related to those trust funds with a guarantee of the principal or of a certain minimum rate of return in accordance with the relevant laws and regulations applicable to trust operations. The reserves are used to provide for the losses on such trust funds and, if the losses incurred are in excess of the reserves for future losses, the excess losses are compensated by the Bank. Accordingly, the banking accounts recognize the compensation paid as a loss on trust management in other operating expenses and the trust accounts recognize the corresponding compensation as compensation from banking accounts.
Income Tax Expense
Income tax expense includes the tax currently payable under the relevant income tax law and the changes in deferred tax assets or liabilities. Deferred tax assets and liabilities represent temporary differences between financial reporting and the tax bases of assets and liabilities. Deferred tax assets are recognized for temporary differences which will decrease future taxable income and net operating loss carryforwards to the extent that it is probable that such deferred tax assets will be realized. Deferred tax effects applicable to items in the shareholders’ equity are directly reflected in the shareholders’ equity account.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Accounting for Foreign Currency Transactions and Translation
The Bank maintains its accounts in Korean won. Transactions in foreign currencies are recorded in Korean won based on the basic rate of exchange on the transaction date. The Korean won equivalent of assets and liabilities denominated in foreign currencies are translated in these financial statements based on the basic rates of ~~W~~1,377.1 and ~~W~~1,257.5 to US$1.00 at March 31, 2009 and December 31, 2008, respectively, as announced by Seoul Money Brokerage Service, Ltd. or cross rates for other currencies other than U.S. Dollars at the statements of financial position dates. Financial statements of overseas branches are translated based on the basic rate at statements of financial position dates as those branches independently keep accounting records denominated in local currencies.
3. Cash and Due from Banks
Cash and due from banks as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009		2008
Cash and checks in won	~~W~~	1,888,466	~~W~~	2,190,743
Cash and checks in foreign currencies		329,793		272,521
Due from banks		4,310,993		5,265,032

	~~W~~	6,529,252	~~W~~	7,728,296

Due from banks as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

Financial institution	Interest (%)	2009		2008

Due from banks in won
Bank of Korea	—	~~W~~	3,795,537	~~W~~	3,906,568
Shinhan Bank and others	0.00~0.10		4,606		83,901
Korea Post and others	0.00~1.00		1,910		2,117

			3,802,053		3,992,586

Due from banks in foreign currencies
Bank of Korea	—		144,568		740,197
ING and others	0.00~5.45		357,207		526,707

			501,775		1,266,904

Due from banks in gold
UBS AG London and others	—		7,165		5,542

		~~W~~	4,310,993	~~W~~	5,265,032

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Restricted due from banks as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

Financial institution	2009		2008		Reason for restriction

Due from banks in won
Bank of Korea	~~W~~	3,795,537	~~W~~	3,906,568	Bank of Korea Act
Woori Bank		101		101	S&T Daewoo’s escrow account
KB Futures and others		141		287	Derivatives margin accounts
Korea Exchange		250		250	Market entry deposit
Due from banks in foreign currencies
Bank of Korea		144,568		740,197	Bank of Korea Act
ING and others		80,535		99,700	Derivatives margin accounts
Industrial Bank-Harbin Branch and others		18,591		20,760	China’s New Foreign Bank Regulations
Citigroup Global Markets Limited		—		40,303	Collateral for borrowings

	~~W~~	4,039,723	~~W~~	4,808,166

Due from banks, classified by financial institutions, as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

Financial institution	2009		2008
Due from banks in won
Bank of Korea	~~W~~	3,795,537	~~W~~	3,906,568
Other banks		4,606		83,901
Other financial institutions		1,910		2,117

		3,802,053		3,992,586

Due from banks in foreign currencies
Bank of Korea		144,568		740,197
Other banks		350,485		519,307
Other financial institutions		6,722		7,400

		501,775		1,266,904

Due from banks in gold
Other banks		7,165		5,542

	~~W~~	4,310,993	~~W~~	5,265,032

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The maturities of due from banks as of March 31, 2009, are as follows:
(in millions of Korean won)

			Due after		Due after		Due after
	Due in		3 months		6 months		1 year
	3 months		through		through		through		There-
	or less		6 months		1 year		3 years		after		Total

Due from banks in won	~~W~~	3,802,053	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	3,802,053
Due from banks in foreign currencies		408,408		93,367		—		—		—		501,775
Due from banks in gold		7,165		—		—		—		—		7,165

	~~W~~	4,217,626	~~W~~	93,367	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	4,310,993

The maturities of due from banks as of December 31, 2008, were as follows:
(in millions of Korean won)

			Due after		Due after		Due after
	Due in		3 months		6 months		1 year
	3 months		through		through		through		There-
	or less		6 months		1 year		3 years		after		Total

Due from banks in won	~~W~~	3,992,485	~~W~~	101	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	3,992,586
Due from banks in foreign currencies		1,255,957		10,947		—		—		—		1,266,904
Due from banks in gold		5,542		—		—		—		—		5,542

	~~W~~	5,253,984	~~W~~	11,048	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	5,265,032

4. Securities
Securities as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009		2008
Trading securities	~~W~~	2,662,147	~~W~~	3,736,268
Available-for-sale securities		20,276,830		17,552,003
Held-to-maturity securities		12,594,918		12,575,745
Equity method investments		863,839		1,064,901

	~~W~~	36,397,734	~~W~~	34,928,917

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The details of securities, excluding equity method investments, as of March 31, 2009, are as follows:
(in millions of Korean won)

					Adjusted
					using
					effective
			Acquisition		interest rate
Classification	Face value		cost[1]		method		Book value
Trading securities
Stocks	~~W~~	—	~~W~~	104,171	~~W~~	—	~~W~~	109,348
Beneficiary certificates		155,919		152,728		—		154,031
Government and public bonds		892,163		910,595		917,735		914,473
Financial bonds		1,272,230		1,267,284		1,280,652		1,280,258
Corporate bonds		199,476		204,225		204,324		204,037

	~~W~~	2,519,788	~~W~~	2,639,003	~~W~~	2,402,711	~~W~~	2,662,147

Available-for-sale securities
Stocks	~~W~~	—	~~W~~	2,866,531	~~W~~	—	~~W~~	2,808,899
Equity investments		—		69,358		—		69,351
Beneficiary certificates		520,274		520,099		—		525,192
Government and public bonds		6,347,542		6,346,317		6,375,594		6,485,600
Financial bonds		7,237,092		7,231,105		7,217,445		7,215,313
Corporate bonds		2,822,113		2,766,850		2,751,070		2,754,579
Asset-backed securities		562,998		543,445		307,155		322,161
Others		97,152		91,114		—		95,735

	~~W~~	17,587,171	~~W~~	20,434,819	~~W~~	16,651,264	~~W~~	20,276,830

Held-to-maturity securities
Government and public bonds	~~W~~	5,966,959	~~W~~	5,787,006	~~W~~	5,861,051	~~W~~	5,861,051
Financial bonds		2,731,313		2,724,815		2,697,142		2,693,397
Corporate bonds		3,834,366		3,816,929		3,818,475		3,818,475
Asset-backed securities		222,000		221,987		221,995		221,995

	~~W~~	12,754,638	~~W~~	12,550,737	~~W~~	12,598,663	~~W~~	12,594,918

[1]	Acquisition costs of equity securities classified as available-for-sale are the book values before valuation.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The details of securities, excluding equity method investments, as of December 31, 2008, were as follows:
(in millions of Korean won)

					Adjusted
					using
					effective
			Acquisition		interest rate
Classification	Face value		cost[1]		method		Book value
Trading securities
Stocks	~~W~~	—	~~W~~	105,759	~~W~~	—	~~W~~	95,893
Beneficiary certificates		131,817		134,363		—		137,111
Government and public bonds		1,017,366		1,016,013		1,018,497		1,046,112
Financial bonds		2,182,230		2,166,444		2,170,643		2,213,287
Corporate bonds		240,378		240,254		239,790		243,865

	~~W~~	3,571,791	~~W~~	3,662,833	~~W~~	3,428,930	~~W~~	3,736,268

Available-for-sale securities
Stocks	~~W~~	—	~~W~~	4,079,979	~~W~~	—	~~W~~	2,732,664
Equity investments		—		28,259		—		28,252
Beneficiary certificates		520,274		520,099		—		521,503
Government and public bonds		5,601,150		5,508,684		5,543,307		5,720,156
Financial bonds		5,627,370		5,610,800		5,594,771		5,608,098
Corporate bonds		2,639,189		2,574,567		2,557,536		2,570,479
Asset-backed securities		519,298		499,955		272,929		285,024
Others		88,181		81,634		—		85,827

	~~W~~	14,995,462	~~W~~	18,903,977	~~W~~	13,968,543	~~W~~	17,552,003

Held-to-maturity securities
Government and public bonds	~~W~~	6,036,998	~~W~~	5,858,749	~~W~~	5,924,130	~~W~~	5,924,130
Financial bonds		2,747,725		2,741,236		2,742,643		2,715,298
Corporate bonds		3,730,192		3,714,633		3,714,323		3,714,323
Asset-backed securities		222,000		221,987		221,993		221,994

	~~W~~	12,736,915	~~W~~	12,536,605	~~W~~	12,603,089	~~W~~	12,575,745

[1]	Acquisition costs of equity securities classified as available-for-sale are the book values before valuation.
The fair values of trading and available-for-sale debt securities are the average value of base prices provided by independent appraisal institutes as of statement of financial position date.
The fair values of the available-for-sale non-marketable equity securities, such as Korea Housing Guarantee Co., Ltd. and 25 others, and the restricted available-for-sale marketable equity securities, such as Hyundai Engineering and Construction Co. and one other, were determined by the values provided by independent appraisal institutes which measure fair value using appropriate valuation models based on professional judgment with verifiable inputs. The independent appraisal institutes measure the fair values using more than one valuation models, such as Discounted Cash Flow (DCF) Model, Imputed Market Value (IMV) Model, Discounted Free Cash Flow to Equity (FCFE) Model, Dividend Discount (DD) Model and Risk Adjusted Discounted Cash Flow (RADCF) Model, dependant on the characteristics the equity securities.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Non-marketable stocks and equity investments, classified as available-for-sale securities, which are not measured at fair value as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

Company	2009		2008
Consumer Credit Assistant Fund Co., Ltd.	~~W~~	39,840	~~W~~	—
Non-performing Asset Management Fund		23,650		23,650
Korea Asset Management Corp.		15,667		15,667
Samsung Life Insurance Co., Ltd.		7,479		7,479
Korea Highway Corp.		6,248		6,248
T-stone 2nd Private Equity Fund		5,860		4,600
Eunpyeong New Town PFV Co., Ltd.		5,285		5,285
Megaball City		4,920		4,920
Badbank Harmony (preferred stocks)		3,920		13,595
Tianjin Samsung Opto_Electronics		1,345		1,228
CLS		1,252		1,246
Chase Securities Int’l (London)		1,108		1,012
Others		8,781		8,984

	~~W~~	125,355	~~W~~	93,914

The impairment loss and the reversal of impairment loss on available-for-sale securities and held-to-maturity securities for the three-month periods ended March 31, 2009 and 2008, are as follows:
(in millions of Korean won)

	2009				2008
	Impairment		Reversal		Impairment		Reversal
Available-for-sale securities
Equity securities	~~W~~	283	~~W~~	—	~~W~~	120	~~W~~	611
Debt securities		10,721		423		22,354		3,333

		11,004		423		22,474		3,944

Held-to-maturity securities
Debt securities		3,745		—		—		—

	~~W~~	14,749	~~W~~	423	~~W~~	22,474	~~W~~	3,944

Structured notes relating to interest rate, structured notes relating to credit risk and bonds with embedded call option as of March 31, 2009, are as follows:
(in millions of Korean won)

			Foreign
	Won		currencies		Total
Structured notes relating to interest rate	~~W~~	60,000	~~W~~	—	~~W~~	60,000

Structured notes relating to credit risk
Synthetic CDO		—		2,343		2,343

Bonds with embedded call option		12,000		—		12,000

	~~W~~	72,000	~~W~~	2,343	~~W~~	74,343

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Structured notes relating to interest rate, structured notes relating to credit risk and bonds with embedded call option as of December 31, 2008, were as follows:
(in millions of Korean won)

			Foreign
	Won		currencies		Total

Structured notes relating to interest rate	~~W~~	60,000	~~W~~	—	~~W~~	60,000

Structured notes relating to credit risk
Synthetic CDO		—		2,420		2,420

Bonds with embedded call option		12,000		—		12,000

	~~W~~	72,000	~~W~~	2,420	~~W~~	74,420

Private beneficiary certificates included in trading securities and available-for-sales securities of beneficiary certificates as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009		2008
Stocks	~~W~~	10,800	~~W~~	21,793
Corporate bonds		69		69
Call loans		—		19,491
Others		4,759		2,104

Total assets		15,628		43,457
Total liabilities		7		13

	~~W~~	15,621	~~W~~	43,444

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The portfolio of securities by industry type, excluding equity method investments, as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009			2008
			Percentage			Percentage
By industry type	Amount		(%)	Amount		(%)
Trading securities
Government and government-invested public companies	~~W~~	1,044,715	39.24	~~W~~	1,274,665	34.12
Financial institutions		1,454,168	54.62		2,378,941	63.67
Others		163,264	6.14		82,662	2.21

	~~W~~	2,662,147	100.00	~~W~~	3,736,268	100.00

Available-for-sale securities
Government and government-invested public companies	~~W~~	8,159,905	40.24	~~W~~	7,282,888	41.49
Financial institutions		10,538,376	51.97		8,854,382	50.44
Others		1,578,549	7.79		1,414,733	8.07

	~~W~~	20,276,830	100.00	~~W~~	17,552,003	100.00

Held-to-maturity securities
Government and government-invested public companies	~~W~~	9,322,033	74.01	~~W~~	9,281,152	73.80
Financial institutions		3,183,693	25.28		3,205,438	25.49
Others		89,192	0.71		89,155	0.71

	~~W~~	12,594,918	100.00	~~W~~	12,575,745	100.00

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The portfolio of securities by security type, excluding equity method investments, as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009			2008
			Percentage			Percentage
By security type	Amount		(%)	Amount		(%)
Trading securities
Stocks	~~W~~	109,348	4.11	~~W~~	95,893	2.57
Fixed rate bonds		2,398,768	90.11		3,503,264	93.76
Beneficiary certificates		154,031	5.78		137,111	3.67

	~~W~~	2,662,147	100.00	~~W~~	3,736,268	100.00

Available-for-sale securities
Stocks	~~W~~	2,808,899	13.85	~~W~~	2,732,664	15.57
Fixed rate bonds		15,813,885	77.99		13,296,060	75.75
Floating rate bonds		720,344	3.55		664,579	3.79
Subordinated bonds		243,424	1.20		223,118	1.27
Beneficiary certificates		525,192	2.59		521,503	2.97
Others		165,086	0.82		114,079	0.65

	~~W~~	20,276,830	100.00	~~W~~	17,552,003	100.00

Held-to-maturity securities
Fixed rate bonds	~~W~~	12,267,322	97.40	~~W~~	12,505,445	99.44
Floating rate bonds		67,537	0.54		70,300	0.56
Subordinated bonds		260,059	2.06		—	—

	~~W~~	12,594,918	100.00	~~W~~	12,575,745	100.00

The portfolio of securities by country, excluding equity method investments, as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009			2008
			Percentage			Percentage
By country	Amount		(%)	Amount		(%)
Trading securities
Korea	~~W~~	2,662,147	100.00	~~W~~	3,736,268	100.00

Available-for-sale securities
Korea	~~W~~	20,245,960	99.85	~~W~~	17,509,261	99.76
UK		22,619	0.11		21,999	0.13
USA		3,894	0.02		3,768	0.02
China		1,448	0.01		1,318	0.01
Switzerland		1,252	0.01		—	—
Ireland		937	0.00		906	0.00
Philippines		568	0.00		—	—
India		88	0.00		2,479	0.01
Bangladesh		—	—		10,436	0.06
Others		64	0.00		1,836	0.01

	~~W~~	20,276,830	100.00	~~W~~	17,552,003	100.00

Held-to-maturity securities
Korea	~~W~~	12,587,382	99.94	~~W~~	12,565,445	99.92
USA		7,536	0.06		10,300	0.08

	~~W~~	12,594,918	100.00	~~W~~	12,575,745	100.00

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The maturities of available-for-sale and held-to-maturity securities, except for stocks and equity investments, as of March 31, 2009, are as follows:
(in millions of Korean won)

			Due after		Due after
	Due in		1 year		5 years
	1 year		through		through		There-
	or less		5 years		10 years		after		Total
Available-for-sale securities
Fair value	~~W~~	5,950,270	~~W~~	11,123,069	~~W~~	238,264	~~W~~	86,977	~~W~~	17,398,580

Held-to-maturity securities
Book value		1,063,695		8,170,891		3,319,359		40,973		12,594,918
Fair value		1,077,239		8,366,894		3,364,251		41,691		12,850,075
The maturities of available-for-sale and held-to-maturity securities, except for stocks and equity investments, as of December 31, 2008, were as follows:
(in millions of Korean won)

			Due after		Due after
	Due in		1 year		5 years
	1 year		through		through		There-
	or less		5 years		10 years		after		Total
Available-for-sale securities
Fair value	~~W~~	3,527,503	~~W~~	10,948,559	~~W~~	220,583	~~W~~	94,442	~~W~~	14,791,087

Held-to-maturity securities
Book value		1,098,847		7,955,252		3,478,017		43,629		12,575,745
Fair value		1,105,490		8,108,064		3,581,269		45,146		12,839,969

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Equity method investments as of March 31, 2009, are as follows:
(in millions of Korean won)

	No. of	Owner-	Acquisition		Net assets		Book
	shares	ship (%)	cost		value		value
Domestic stocks
KB Life Insurance Co., Ltd.	15,912,000	51.00	~~W~~	79,686	~~W~~	68,255	~~W~~	—
KLB Securities Co., Ltd.[1]	4,854,713	36.41		10,316		—		—
Jooeun Industrial Co., Ltd.[1]	1,999,910	99.99		23,994		—		—
Balhae Infrastructure Fund[2]	10,407,458	12.61		106,286		108,012		108,012
Korea Credit Bureau Co., Ltd.[3]	180,000	9.00		4,500		2,537		2,537

				224,782		178,804		110,549

Foreign stocks
Kookmin Bank Singapore Ltd.[1]	30,000,000	100.00		27,118		—		2,391
Kookmin Finance Asia Ltd. (HK)[1]	700,000	100.00		10,993		—		334
Kookmin Bank Int’l Ltd. (London)	20,000,000	100.00		38,648		57,532		57,532
Kookmin Bank Hong Kong Ltd.	2,000,000	100.00		73,071		94,173		94,173
JSC Bank CenterCredit[4]	44,136,676	30.55		769,611		240,164		583,990

				919,441		391,869		738,420

Equity investments
KB06-1 Venture Investment Partnership	200	50.00		10,000		9,880		9,880
KB08-1 Venture Investment Partnership	100	66.67		5,000		4,990		4,990

				15,000		14,870		14,870

			~~W~~	1,159,223	~~W~~	585,543	~~W~~	863,839

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Equity method investments as of December 31, 2008, were as follows:
(in millions of Korean won)

	No. of	Owner-	Acquisition		Net assets		Book
	shares	ship (%)	cost		value		value
Domestic stocks
KB Life Insurance Co., Ltd.	15,912,000	51.00	~~W~~	79,686	~~W~~	64,535	~~W~~	—
KLB Securities Co., Ltd.[1]	4,854,713	36.41		10,316		—		—
Jooeun Industrial Co., Ltd.[1]	1,999,910	99.99		23,994		—		—
Balhae Infrastructure Fund[2]	10,310,869	12.61		105,290		108,194		108,194
Korea Credit Bureau Co., Ltd.[3]	180,000	9.00		4,500		2,710		2,710

				223,786		175,439		110,904

Foreign stocks
Kookmin Bank Singapore Ltd.[1]	30,000,000	100.00		26,266		—		2,184
Kookmin Finance Asia Ltd. (HK)[1]	700,000	100.00		10,038		—		305
Kookmin Bank Int’l Ltd. (London)	20,000,000	100.00		35,773		53,809		53,809
Kookmin Bank Hong Kong Ltd.	2,000,000	100.00		66,725		92,205		92,205
JSC Bank CenterCredit[4]	44,136,676	30.55		877,917		256,392		790,956

				1,016,719		402,406		939,459

Equity investments
KB06-1 Venture Investment Partnership	200	50.00		10,000		9,619		9,619
KB08-1 Venture Investment Partnership	100	66.67		5,000		4,919		4,919

				15,000		14,538		14,538

			~~W~~	1,255,505	~~W~~	592,383	~~W~~	1,064,901

[1]	These investees are in the process of liquidation as of March 31, 2009 and December 31, 2008.

[2]	The Bank may exercise its voting rights in its seat in the Board of Directors or equivalent governing body of the investee.

[3]	The Bank has significant influence in electing a member of management who can participate in the decision making process relating to the financial and business policy of the investee.

[4]	Equity method investments held by the Bank as of March 31, 2009 and December 31, 2008, have market value of ~~W~~96,395 million and ~~W~~183,785 million, respectively.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The valuation of equity method investments for the three-month period ended March 31, 2009, follows:
(in millions of Korean won)

								Gain		Gain (loss)
								(loss) on		on
								foreign		valuation of	Other
								currency		equity	compre-
	Beginning		Acquisition					transact-		method	hensive		Retained		Capital		Impairment		Ending
	balance		(disposal)		Dividends			tions		investments	income		earnings		surplus		loss		balance
Domestic stocks
KB Life Insurance Co., Ltd. [1,3]	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—
KLB Securities Co., Ltd.[3]		—		—		—		—		—		—		—		—		—		—
Jooeun Industrial Co., Ltd.[3]		—		—		—		—		—		—		—		—		—		—
Balhae Infrastructure Fund		108,194		996		(2,904)		—		1,726		—		—		—		—		108,012
Korea Credit Bureau Co., Ltd.		2,710		—		—		—		(173)		—		—		—		—		2,537

		110,904		996		(2,904)		—		1,553		—		—		—		—		110,549

Foreign stocks
Kookmin Bank Singapore Ltd.		2,184		—		—		207		—		—		—		—		—		2,391
Kookmin Finance Asia Ltd. (HK)		305		—		—		29		—		—		—		—		—		334
Kookmin Bank Int’l Ltd. (London)		53,809		—		—		4,326		(1,568)		965		—		—		—		57,532
Kookmin Bank Hong Kong Ltd.		92,205		—		—		8,770		4,021		(10,823)		—		—		—		94,173
JSC Bank CenterCredit[2]		790,956		—		—		(97,563)		(8,733)		(318)		—		—		(100,352)		583,990

		939,459		—		—		(84,231)		(6,280)		(10,176)		—		—		(100,352)		738,420

Equity investments
KB06-1 Venture Investment Partnership		9,619		—		—		—		81		180		—		—		—		9,880
KB08-1 Venture Investment Partnership		4,919		—		—		—		71		—		—		—		—		4,990

		14,538		—		—		—		152		180		—		—		—		14,870

	~~W~~	1,064,901	~~W~~	996	~~W~~	(2,904)	~~W~~	(84,231)	~~W~~	(4,575)	~~W~~	(9,996)	~~W~~	—	~~W~~	—	~~W~~	(100,352)	~~W~~	863,839

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The valuation of equity method investments for the year ended December 31, 2008, follows:
(in millions of Korean won)

								Gain
								(loss) on	Gain (loss)
								foreign	on valuation			Other
								currency	of equity			compre-
	Beginning			Acquisition				transact-	method			hensive	Retained		Capital		Ending
	balance			(disposal)	Dividends			tions	investments			income	earnings		Surplus		balance
Domestic stocks
KB Investment Co., Ltd.	~~W~~	104,735	~~W~~	(104,735)	~~W~~	(2,238)	~~W~~	—	~~W~~	2,308	~~W~~	(70)	~~W~~	—	~~W~~	—	~~W~~	—
KB Futures Co., Ltd.		30,117		(35,727)		(1,200)		—		2,612		4,198		—		—		—
KB Data System Co., Ltd.[1]		16,707		(16,697)		(800)		—		790		—		—		—		—
KB Real Estate Trust		116,411		(107,643)		(20,000)		—		11,220		12		—		—		—
KB Asset Management		77,001		(81,569)		(6,134)		—		10,687		15		—		—		—
KB Credit Information		40,057		(42,607)		(187)		—		2,342		—		—		395		—
KB Life Insurance Co., Ltd.[1,3]		—		43,860		—		—		(5,783)		(14,287)		(23,157)		(633)		—
KB Investment & Securities Co., Ltd.		—		(2,520)		—		—		6,727		(2,998)		—		(1,209)		—
KLB Securities Co., Ltd.[3]		—		—		—		—		—		—		—		—		—
Jooeun Industrial Co., Ltd.[3]		—		—		—		—		—		—		—		—		—
ING Life Insurance Korea Co., Ltd.		140,914		(155,861)		—		—		5,789		9,158		—		—		—
Balhae Infrastructure Fund		87,135		19,576		(3,746)		—		5,229		—		—		—		108,194
Korea Credit Bureau Co., Ltd.		2,836		—		—		—		(126)		—		—		—		2,710

		615,913		(483,923)		(34,305)		—		41,795		(3,972)		(23,157)		(1,447)		(110,094)

Foreign stocks
Kookmin Bank Singapore Ltd.		1,629		—		—		555		—		—		—		—		2,184
Kookmin Finance Asia Ltd. (HK)		228		—		—		77		—		—		—		—		305
Kookmin Bank Int’l Ltd. (London)		60,966		—		—		(1,836)		3,791		(9,112)		—		—		53,809
Kookmin Bank Hong Kong Ltd.		76,562		—		—		26,056		3,032		(13,445)		—		—		92,205
Sorak Financial Holdings PTE Ltd.		85,234		(137,332)		(2,854)		28,801		6,192		19,959		—		—		—
JSC Bank CenterCredit[2]		—		817,539		—		60,380		(84,919)		(1,836)		(208)		—		790,956

		244,619		680,207		(2,854)		114,033		(71,904)		(4,434)		(208)		—		939,459

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008

								Gain
								(loss) on		Gain (loss)
								foreign		on valuation		Other
								currency		of equity		compre-
	Beginning		Acquisition					transact-		method		hensive	Retained		Capital		Ending
	balance		(disposal)		Dividends			tions		investments		income	earnings		Surplus		balance
Equity investments
KB06-1 Venture Investment Partnership		9,779		—		—		—		(88)		(72)	—		—			9,619
KB08-1 Venture Investment Partnership		—		5,000		—		—		(81)		—	—		—			4,919

		9,779		5,000		—		—		(169)		(72)	—		—			14,538

	~~W~~	850,311	~~W~~	201,284	~~W~~	(37,159)	~~W~~	114,033	~~W~~	(30,278)	~~W~~	(8,478)	~~W~~	(23,365)	~~W~~	(1,447)	~~W~~	1,064,901

[1]	The significant unrealized income eliminated for the three-month period ended March 31, 2009 and for the year ended December 31, 2008, follows:
(in millions of Korean won)

	Related accounts	2009		2008
KB Data System Co., Ltd.	Property and equipment (sales) and others	~~W~~	—	~~W~~	352
KB Life Insurance Co., Ltd.	Commission income (deferred acquisition cost)		—		28,940

		~~W~~	—	~~W~~	29,292

[2]	The difference of ~~W~~489,258 million between the initial cost of the investment and the Bank’s initial proportionate ownership in the net book value of the investment is amortized over five years using the straight-line method of which ~~W~~24,463 million was charged to current earnings for the three-month period ended March 31, 2009. Also, the impairment loss of ~~W~~100,352 million was recognized for the three-month period ended March 31, 2009, which reduced the remaining balance to ~~W~~317,957 million as of March 31, 2009. In addition, loss on fair value hedge amounting to ~~W~~99,866 million is included in gain (loss) on foreign currency transactions.

[3]	The equity method is no longer applied to securities of KLB Securities Co., Ltd. and Jooeun Industrial Co., Ltd. due to their accumulated deficit, and to securities of KB Life Insurance Co., Ltd. due to elimination of unrealized income, each resulting to book values below zero.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The unrecognized accumulated deficit and accumulative change due to the equity method as of March 31, 2009, are as follows:
(in millions of Korean won)

			Change due to
	Deficit		the equity method		Total
KLB Securities Co., Ltd.	~~W~~	4,148	~~W~~	—	~~W~~	4,148
Jooeun Industrial Co., Ltd.		65,766		—		65,766
KB Life Insurance Co., Ltd.		21,622		(2,860)		18,762

	~~W~~	91,536	~~W~~	(2,860)	~~W~~	88,676

The unrecognized accumulated deficit and accumulative change due to the equity method as of December 31, 2008, were as follows:
(in millions of Korean won)

			Change due to
	Deficit		the equity method		Total
KLB Securities Co., Ltd.	~~W~~	4,148	~~W~~	—	~~W~~	4,148
Jooeun Industrial Co., Ltd.		65,355		—		65,355
KB Life Insurance Co., Ltd.		22,491		1,330		23,821

	~~W~~	91,994	~~W~~	1,330	~~W~~	93,324

The Bank discontinued applying the equity method to its investment in KB Life Insurance Co., Ltd., a consolidated subsidiary, as the book value of the equity method investment became zero. However, in accordance with the Detailed Enforcement Rules on Supervision of Banking Business, certain trust accounts whose principal or fixed rate of return are guaranteed are included in the consolidated financial statements. As a result, the current earnings and net assets reported in the non-consolidated financial statements do not coincide with the proportionate ownership of the controlling entity in the current earnings and net assets reported in the consolidated financial statements. The difference between the Bank’s proportionate ownership in net income of consolidated financial statements and net income of non-consolidated financial statements for the three-month periods ended March 31, 2009 and 2008 amounts to ~~W~~(-)868 million and ~~W~~6,036 million, respectively, and the difference between the Bank’s proportionate ownership in the net assets of the consolidated financial statements and the net assets of the non-consolidated financial statements as of March 31, 2009 and December 31, 2008, amounts to ~~W~~(-)51,272 million and ~~W~~(-)44,201 million, respectively.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Significant financial data of equity method investees as of and for the three-month period ended
March 31, 2009, are as follows:
(in millions of Korean won)

							Net income
Investee	Assets		Liabilities		Sales		(loss)
KB Life Insurance Co., Ltd.	~~W~~	1,952,359	~~W~~	1,818,524	~~W~~	90,124	~~W~~	(921)
Jooeun Industrial Co., Ltd.		5,649		71,418		—		(80)
Balhae Infrastructure Fund		858,766		1,871		15,532		13,694
Korea Credit Bureau Co., Ltd.		32,634		4,448		4,755		(1,933)
Kookmin Bank Int’l Ltd. (London)		544,621		487,089		8,708		(1,568)
Kookmin Bank Hong Kong Ltd.		555,887		461,714		10,269		4,021
KB06-1 Venture Investment Partnership		19,764		3		289		162
KB08-1 Venture Investment Partnership		7,485		1		291		106
JSC Bank CenterCredit		8,500,750		7,708,341		515,423		53,539
Audited or reviewed financial statements were used for the equity method as of March 31, 2009. However, unaudited financial statements as of March 31, 2009, of Jooeun Industrial Co., Ltd., Balhae Infrastructure Fund, Korea Credit Bureau Co., Ltd., KB06-1 Venture Investment Partnership, KB08-1 Venture Investment Partnership and JSC Bank CenterCredit were used for the valuation of these equity method investments. The Bank performed analytical review on the unaudited financial statements, such as fluctuation analysis, to assess reliability of those financial statements. The financial statements of JSC Bank CenterCredit, an equity method investment, which were prepared in accordance with Kazakhstan GAAP, were appropriately adjusted to comply with Korean GAAP, and such adjustments resulted in a ~~W~~27,795 million decrease in its net assets.
Significant financial data of equity method investees as of and for the year ended December
31, 2008, were as follows:
(in millions of Korean won)

							Net income
Investee	Assets		Liabilities		Sales		(loss)
KB Life Insurance Co., Ltd.	~~W~~	1,769,349	~~W~~	1,642,810	~~W~~	715,874	~~W~~	(6,549)
Jooeun Industrial Co., Ltd.		6,097		71,455		1,107		(1,287)
Balhae Infrastructure Fund		860,182		1,846		48,320		41,482
Korea Credit Bureau Co., Ltd.		35,316		5,204		24,815		(1,230)
Kookmin Bank Int’l Ltd. (London)		582,111		528,302		31,002		3,743
Kookmin Bank Hong Kong Ltd.		548,032		455,826		42,482		3,030
KB06-1 Venture Investment Partnership		19,243		3		1,325		(176)
KB08-1 Venture Investment Partnership		7,379		1		87		(122)
JSC Bank CenterCredit		9,711,986		8,866,204		1,690,710		(44,807)

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Audited or reviewed financial statements were used for the equity method investees as of December 31, 2008. However, unaudited financial statements as of December 31, 2008, of Jooeun Securities Co., Ltd., Balhae Infrastructure Fund, Korea Credit Bureau Co., Ltd. , KB06-1 Venture Investment Partnership, KB08-1 Venture Investment Partnership and JSC Bank CenterCredit were used for the valuation of the these equity method investments. The Bank performed analytical review on the unaudited financial statements, such as fluctuation analysis, to assess reliability of those financial statements.
Changes in accumulated other comprehensive income related to the valuation of securities for the three-month period ended March 31, 2009, are as follows:
(in millions of Korean won)

			Increase		Disposal
	Beginning		(decrease)		(realization)		Ending
Gain (loss) on valuation of available-for-sale securities
Equity securities	~~W~~	(587,547)	~~W~~	(51,583)	~~W~~	(6,584)	~~W~~	(645,714)
Debt securities in won		224,460		10,559		(49,961)		185,058
Debt securities in foreign currencies		(57,036)		(25,240)		(4,675)		(86,951)
Beneficiary certificates		1,031		2,877		—		3,908
Others		3,269		335		(1)		3,603

		(415,823)		(63,052)		(61,221)		(540,096)

Gain (loss) on valuation of held-to-maturity securities
Debt securities in won		29		—		(4)		25

Gain (loss) on valuation of equity method investments		(32,799)		(7,787)		(1,674)		(42,260)

	~~W~~	(448,593)	~~W~~	(70,839)	~~W~~	(62,899)	~~W~~	(582,331)

Changes in accumulated other comprehensive income related to the valuation of securities for the year ended December 31, 2008, were as follows:
(in millions of Korean won)

			Increase		Disposal
	Beginning		(decrease)		(realization)		Ending
Gain (loss) on valuation of available-for-sale securities
Equity securities	~~W~~	455,211	~~W~~	(1,009,048)	~~W~~	(33,710)	~~W~~	(587,547)
Debt securities in won		(91,085)		272,244		43,301		224,460
Debt securities in foreign currencies		(6,369)		(51,884)		1,217		(57,036)
Beneficiary certificates		1,018		765		(752)		1,031
Others		6,555		(1,033)		(2,253)		3,269

		365,330		(788,956)		7,803		(415,823)

Gain (loss) on valuation of held-to-maturity securities
Debt securities in won		42		—		(13)		29

Gain (loss) on valuation of equity method investments		(19,926)		(41,002)		28,129		(32,799)

	~~W~~	345,446	~~W~~	(829,958)	~~W~~	35,919	~~W~~	(448,593)

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Securities provided as collaterals as of March 31, 2009, are as follows:
(in millions of Korean won)

			Collateral
Provided to	Book value		amount		Provided for
Korea Securities Depository and others	~~W~~	5,139,209	~~W~~	5,195,878	Bonds sold under repurchase agreements
Korea Securities Depository and others		78,806		85,000	Securities lending and borrowing transactions
Bank of Korea		3,468,571		3,490,000	Borrowings from Bank of Korea
Bank of Korea		349,956		360,000	Settlement risk with Bank of Korea
Samsung Futures and others		1,770,410		1,755,816	Substitute securities of derivatives transactions
Others		1,041,547		1,021,628	Other

	~~W~~	11,848,499	~~W~~	11,908,322

Securities provided as collaterals as of December 31, 2008, were as follows:
(in millions of Korean won)

			Collateral
Provided to	Book value		amount		Provided for
Korea Securities Depository and others	~~W~~	5,251,538	~~W~~	5,280,000	Bonds sold under repurchase agreements
Korea Securities Depository and others		78,784		85,000	Securities lending and borrowing transactions
Bank of Korea		2,460,173		2,510,000	Borrowings from Bank of Korea
Bank of Korea		321,361		331,500	Settlement risk of Bank of Korea
Samsung Futures and others		2,143,708		2,132,996	Substitute securities of derivatives transaction
Others		1,111,081		1,081,628	Other

	~~W~~	11,366,645	~~W~~	11,421,124

Loaned securities as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009		2008		Provided to
Government and public bonds	~~W~~	234,279	~~W~~	314,155	Korea Securities Finance Corp and others
Stocks		22,024		23,077	Korea Securities Depository

	~~W~~	256,303	~~W~~	337,232

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
5. Loans Receivables
Loans receivables as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009		2008
Call loans	~~W~~	1,667,886	~~W~~	367,312
Domestic import usance bill		2,457,457		2,444,897
Credit card receivables		11,586,619		11,526,951
Bills bought in foreign currencies		2,498,385		2,753,940
Bills bought in won		61,368		486,555
Bonds purchased under resale agreements		2,190,000		1,230,000
Loans		182,522,839		178,394,374
Factoring receivables		10,317		10,328
Advances for customers		141,048		72,853
Privately placed bonds		5,422,404		4,671,601
Loans for debt-equity swap		—		1,204

		208,558,323		201,960,015
Allowance for loan losses		(3,805,736)		(3,452,589)
Deferred loan origination fees and costs		192,814		187,399

	~~W~~	204,945,401	~~W~~	198,694,825

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Loans in won and in foreign currencies as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009		2008
Loans in won
Corporate
Operation loans
General operation loans	~~W~~	42,335,267	~~W~~	40,992,353
Notes discounted		665,248		792,529
Overdraft accounts		624,017		528,144
Trading notes		1,311,809		1,141,173
Others		8,978,773		8,927,341

		53,915,114		52,381,540

Facilities loans
General facilities loans		16,928,741		15,857,250
Others		1,428,878		1,409,311

		18,357,619		17,266,561

		72,272,733		69,648,101

Households
General purpose loans		52,069,650		51,406,336
Housing loans		45,838,633		45,291,675
Remunerations on mutual installment savings		38,181		48,431
Others		418,942		430,716

		98,365,406		97,177,158

Public sector
Public operation loans		2,867,231		2,807,749
Public facilities loans		134,212		50,090

		3,001,443		2,857,839

Other
Property formation loans		460		512
Others		203		282

		663		794

		173,640,245		169,683,892

Loans in foreign currencies
Domestic funding loans		7,298,315		6,928,484
Off-shore funding loans		1,205,163		1,159,111
Inter-bank loans		379,116		622,887

		8,882,594		8,710,482

	~~W~~	182,522,839	~~W~~	178,394,374

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Loans, by borrower type, in won and in foreign currencies, as of March 31, 2009, are as follows:
(in millions of Korean won)

			Loans in foreign				Percentage
By borrower type	Loans in won		currencies		Total		(%)
Large corporations	~~W~~	9,019,600	~~W~~	5,486,049	~~W~~	14,505,649	7.95
Small and medium -sized corporations		63,253,133		3,214,706		66,467,839	36.41
Households		98,366,069		46,430		98,412,499	53.92
Others		3,001,443		135,409		3,136,852	1.72

	~~W~~	173,640,245	~~W~~	8,882,594	~~W~~	182,522,839	100.00

Loans, by borrower type, in won and in foreign currencies, as of December 31, 2008, were as follows:
(in millions of Korean won)

			Loans in foreign				Percentage
By borrower type	Loans in won		currencies		Total		(%)
Large corporations	~~W~~	9,411,741	~~W~~	5,508,691	~~W~~	14,920,432	8.36
Small and medium -sized corporations		60,236,360		3,033,144		63,269,504	35.47
Households		97,177,952		45,376		97,223,328	54.50
Others		2,857,839		123,271		2,981,110	1.67

	~~W~~	169,683,892	~~W~~	8,710,482	~~W~~	178,394,374	100.00

Loans receivable, by borrower’s country or region, as of March 31, 2009, are as follows:
(in millions of Korean won)

			Loans
	Loans		receivable
	receivable		in foreign						Percentage
By country	in won		currencies		Others		Total		(%)
Korea	~~W~~	173,640,245	~~W~~	8,064,423	~~W~~	25,118,352	~~W~~	206,823,020	99.17
Southeast Asia		—		15,373		152		15,525	0.01
China		—		23,347		13,783		37,130	0.02
Japan		—		630,137		88		630,225	0.30
Central and South America		—		30,305		6		30,311	0.01
USA		—		13,624		180,357		193,981	0.09
Others		—		105,385		722,746		828,131	0.40

	~~W~~	173,640,245	~~W~~	8,882,594	~~W~~	26,035,484	~~W~~	208,558,323	100.00

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Loans receivable, by borrower’s country or region, as of December 31, 2008, were as follows:
(in millions of Korean won)

			Loans
	Loans		receivable
	receivable		in foreign						Percentage
By country	in won		currencies		Others		Total		(%)
Korea	~~W~~	169,683,892	~~W~~	7,906,525	~~W~~	23,494,507	~~W~~	201,084,924	99.57
Southeast Asia		—		15,255		77		15,332	0.01
China		—		21,652		1		21,653	0.01
Japan		—		627,476		140		627,616	0.31
Central and South America		—		26,905		1		26,906	0.01
USA		—		13,423		915		14,338	0.01
Others		—		99,246		70,000		169,246	0.08

	~~W~~	169,683,892	~~W~~	8,710,482	~~W~~	23,565,641	~~W~~	201,960,015	100.00

Loans receivable, by industry, as of March 31, 2009, are as follows:
(in millions of Korean won)

			Loans
	Loans		receivable
	receivable		in foreign						Percentage
By industry	in won		currencies		Others		Total		(%)
Corporations
Financial institutions	~~W~~	1,684,813	~~W~~	622,947	~~W~~	4,524,439	~~W~~	6,832,199	3.28
Manufacturing		20,631,876		3,582,851		6,153,555		30,368,282	14.56
Services		31,616,351		2,937,106		2,301,622		36,855,079	17.67
Others		21,096,970		1,685,029		3,325,055		26,107,054	12.52
Households		98,366,069		46,430		9,710,405		108,122,904	51.84
Public sector		244,166		8,231		20,408		272,805	0.13

	~~W~~	173,640,245	~~W~~	8,882,594	~~W~~	26,035,484	~~W~~	208,558,323	100.00

Loans receivable, by industry, as of December 31, 2008, were as follows:
(in millions of Korean won)

			Loans
	Loans		receivable
	receivable		in foreign						Percentage
By industry	in won		currencies		Others		Total		(%)
Corporations
Financial institutions	~~W~~	1,740,030	~~W~~	849,990	~~W~~	2,696,780	~~W~~	5,286,800	2.62
Manufacturing		19,485,331		3,446,472		6,144,676		29,076,479	14.40
Services		30,910,306		2,771,221		2,043,060		35,724,587	17.69
Others		20,150,234		1,589,279		2,657,843		24,397,356	12.08
Households		97,177,952		45,376		10,003,074		107,226,402	53.09
Public sector		220,039		8,144		20,208		248,391	0.12

	~~W~~	169,683,892	~~W~~	8,710,482	~~W~~	23,565,641	~~W~~	201,960,015	100.00

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Loans to financial institutions as of March 31, 2009, are as follows:
(in millions of Korean won)

			Other
			financial
	Bank		institutions		Total
Loans in won	~~W~~	—	~~W~~	1,684,813	~~W~~	1,684,813
Loans in foreign currencies		379,116		243,831		622,947
Others		3,886,147		638,292		4,524,439

	~~W~~	4,265,263	~~W~~	2,566,936	~~W~~	6,832,199

Loans to financial institutions as of December 31, 2008, were as follows:
(in millions of Korean won)

			Other
			financial
	Bank		institutions		Total
Loans in won	~~W~~	—	~~W~~	1,740,030	~~W~~	1,740,030
Loans in foreign currencies		622,887		227,103		849,990
Others		1,627,269		1,069,511		2,696,780

	~~W~~	2,250,156	~~W~~	3,036,644	~~W~~	5,286,800

Asset quality of loans receivable as of March 31, 2009, is as follows:
(in millions of Korean won)

									Estimated
	Normal		Precautionary		Substandard		Doubtful		loss		Total
Call loans	~~W~~	1,667,886	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	1,667,886
Domestic import usance bill		2,391,122		47,252		3,967		13,239		1,877		2,457,457
Credit card receivables		11,287,424		201,224		1,343		57,668		38,960		11,586,619
Bills bought in foreign currency[1]		2,551,327		1,863		—		4,489		2,074		2,559,753
Bond purchased under resale agreements		2,190,000		—		—		—		—		2,190,000
Loans		176,857,000		2,945,244		1,630,426		616,831		473,338		182,522,839
Factoring receivables		10,317		—		—		—		—		10,317
Advances for customers		3,745		42,240		24,132		26,997		43,934		141,048
Privately placed bonds		5,376,141		7,000		38,073		291		899		5,422,404

	~~W~~	202,334,962	~~W~~	3,244,823	~~W~~	1,697,941	~~W~~	719,515	~~W~~	561,082	~~W~~	208,558,323

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Asset quality of loans receivable as of December 31, 2008, was as follows:
(in millions of Korean won)

									Estimated
	Normal		Precautionary		Substandard		Doubtful		loss		Total
Call loans	~~W~~	367,312	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	367,312
Domestic import usance bill		2,370,176		41,554		17,280		6,382		9,505		2,444,897
Credit card receivables		11,246,887		175,432		3,336		48,647		52,649		11,526,951
Bills bought in foreign currency [1]		3,147,501		82,364		3,397		1,046		6,187		3,240,495
Bond purchased under resale agreements		1,230,000		—		—		—		—		1,230,000
Loans		173,652,226		2,438,285		1,503,569		429,786		370,508		178,394,374
Factoring receivables		10,328		—		—		—		—		10,328
Advances for customers		3,061		3,347		32,544		11,042		22,859		72,853
Privately placed bonds		4,623,955		9,500		35,797		—		2,349		4,671,601
Loans for debt-equity swap		—		—		—		—		1,204		1,204

	~~W~~	196,651,446	~~W~~	2,750,482	~~W~~	1,595,923	~~W~~	496,903	~~W~~	465,261	~~W~~	201,960,015

[1]	Bills bought in won included.
The maturities of loans receivable as of March 31, 2009, are as follows:
(in millions of Korean won)

			Loans
	Loans		receivable
	receivable		in foreign
	in won		currencies		Others		Total
Due in 3 months or less	~~W~~	25,253,508	~~W~~	2,281,215	~~W~~	16,876,697	~~W~~	44,411,420
Due after 3 months through 6 months		16,894,843		1,702,968		2,255,024		20,852,835
Due after 6 months through 1 year		38,773,504		1,080,041		3,393,642		43,247,187
Due after 1 year through 2 years		20,546,741		864,278		1,765,878		23,176,897
Due after 2 years through 3 years		14,302,989		1,350,562		1,207,559		16,861,110
Due after 3 years through 4 years		3,273,500		242,970		162,363		3,678,833
Due after 4 years through 5 years		2,414,445		172,845		198,647		2,785,937
Thereafter		52,180,715		1,187,715		175,674		53,544,104

	~~W~~	173,640,245	~~W~~	8,882,594	~~W~~	26,035,484	~~W~~	208,558,323

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The maturities of loans receivable as of December 31, 2008, were as follows:
(in millions of Korean won)

			Loans
	Loans		receivable
	receivable		in foreign
	in won		currencies		Others		Total
Due in 3 months or less	~~W~~	21,700,374	~~W~~	1,353,758	~~W~~	14,531,903	~~W~~	37,586,035
Due after 3 months through 6 months		21,678,956		1,725,273		3,072,383		26,476,612
Due after 6 months through 1 year		35,027,170		1,925,441		2,749,714		39,702,325
Due after 1 year through 2 years		19,914,940		1,010,965		1,563,496		22,489,401
Due after 2 years through 3 years		14,769,478		1,222,682		1,098,340		17,090,500
Due after 3 years through 4 years		3,298,234		231,628		63,247		3,593,109
Due after 4 years through 5 years		2,713,671		186,192		310,476		3,210,339
Thereafter		50,581,069		1,054,543		176,082		51,811,694

	~~W~~	169,683,892	~~W~~	8,710,482	~~W~~	23,565,641	~~W~~	201,960,015

The Bank disposed of loans receivable amounting to ~~W~~212,107 million to Korea Housing Finance Corporation from which it recognized gain of ~~W~~ 3,907 million and loss of ~~W~~ 36 million. Also, loans receivable amounting to ~~W~~ 632,800 million were sold to Hanyang Securities Co.Ltd. from which the Bank recognized gain of ~~W~~ 265 million, and loans receivable amounting to ~~W~~ 1,529 million were sold to Consumer Credit Assistant Fund Co., Ltd. from which a gain of ~~W~~ 24 million was also recognized.
The changes in deferred loan origination fees and costs for the three-month period ended March 31, 2009, are as follows:
(in millions of Korean won)

	Beginning		Increase		Decrease		Ending
Deferred loan origination fees and costs	~~W~~	187,399	~~W~~	21,439	~~W~~	16,024	~~W~~	192,814
6. Restructured Loans
The loans that were restructured through, such as, principal reduction, debt-equity swap and interest rate reduction due to workout plans or other similar restructuring programs for the three-month period ended March 31, 2009, are as follows:
(in millions of Korean won)

	Amount before		Principal		Debt-equity		Interest rate		Extension
	restructuring		reduction		swap[1]		reduction		of maturity
Workout	~~W~~	95,713	~~W~~	—	~~W~~	400	~~W~~	823	~~W~~	94,490
Others		1,948		66		373		—		1,509

	~~W~~	97,661	~~W~~	66	~~W~~	773	~~W~~	823	~~W~~	95,999

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The loans that were restructured through, such as, principal reduction, debt-equity swap and interest rate reduction due to workout plans or other similar restructuring programs for the year ended December 31, 2008, were as follows:
(in millions of Korean won)

	Amount before		Principal		Debt-equity		Interest rate		Extension
	restructuring		reduction		swap[1]		reduction		of maturity
Workout	~~W~~	100,183	~~W~~	—	~~W~~	4,777	~~W~~	14,480	~~W~~	80,926
Others		17,737		219		2,410		—		15,108

	~~W~~	117,920	~~W~~	219	~~W~~	7,187	~~W~~	14,480	~~W~~	96,034

[1]	Includes loans to be swapped for newly-issued shares whose quantity has not been determined.
Changes in present value discounts of the restructured loans for the three-month period ended March 31, 2009, are as follows:
(in millions of Korean won)

			Present value discounts
	Remaining		Beginning						Ending
	principal		balance		Increase		Decrease		balance
Court mediation	~~W~~	3,173	~~W~~	491	~~W~~	—	~~W~~	24	~~W~~	467
Workout		123,976		3,870		4,646		1,376		7,140
Others		25,788		1,229		105		186		1,148

	~~W~~	152,937	~~W~~	5,590	~~W~~	4,751	~~W~~	1,586	~~W~~	8,755

Changes in the present value discounts of the restructured loans for the year ended December 31, 2008, were as follows:
(in millions of Korean won)

			Present value discounts
	Remaining		Beginning						Ending
	principal		balance		Increase		Decrease		balance
Court receivership	~~W~~	—	~~W~~	464	~~W~~	—	~~W~~	464	~~W~~	—
Court mediation		3,173		750		—		259		491
Workout		62,876		3,158		5,436		4,724		3,870
Others		25,626		1,409		1,348		1,528		1,229

	~~W~~	91,675	~~W~~	5,781	~~W~~	6,784	~~W~~	6,975	~~W~~	5,590

For loans that were restructured through interest rate reduction, the discount rate used to estimate the present value of the future cash flows for fixed rate loans is the effective interest rates at inception, and for floating rate loans, it is the interest rate that was applicable to the borrower at the loan origination date plus the credit spread at the date of the loan restructuring assuming the credit risk of the borrower is still valid at the date of restructuring. The difference between the book value and the present value is adjusted in the related allowances for loan losses.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
7. Allowance for Loan Losses
The allowance for loan losses as of March 31, 2009, is as follows:
(in millions of Korean won)

									Estimated
	Normal		Precautionary		Substandard		Doubtful		loss		Total
Domestic import usance bill	~~W~~	20,619	~~W~~	6,423	~~W~~	793	~~W~~	6,881	~~W~~	1,877	~~W~~	36,593
Credit card receivables		169,358		30,184		269		34,601		38,960		273,372
Bills bought in foreign currency[1]		21,900		188		—		2,303		2,074		26,465
Loans		1,666,536		416,997		409,249		374,562		473,338		3,340,682
Factoring receivables		340		—		—		—		—		340
Advances for customers		34		7,780		4,826		14,328		43,934		70,902
Privately placed bonds		48,089		490		7,724		180		899		57,382

	~~W~~	1,926,876	~~W~~	462,062	~~W~~	422,861	~~W~~	432,855	~~W~~	561,082	~~W~~	3,805,736

The allowance for loan losses as of December 31, 2008, was as follows:
(in millions of Korean won)

									Estimated
	Normal		Precautionary		Substandard		Doubtful		loss		Total
Domestic import usance bill	~~W~~	20,406	~~W~~	3,264	~~W~~	3,534	~~W~~	3,328	~~W~~	9,505	~~W~~	40,037
Credit card receivables		168,703		26,315		667		29,188		52,649		277,522
Bills bought in foreign currency[1]		27,058		15,409		679		582		6,187		49,915
Loans		1,635,390		357,521		375,024		257,340		370,508		2,995,783
Factoring receivables		480		—		—		—		—		480
Advances for customers		27		303		6,509		6,105		22,859		35,803
Privately placed bonds		41,439		785		7,272		—		2,349		51,845
Loans for debt- equity swap		—		—		—		—		1,204		1,204

	~~W~~	1,893,503	~~W~~	403,597	~~W~~	393,685	~~W~~	296,543	~~W~~	465,261	~~W~~	3,452,589

[1]	Bills bought in won included

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The changes in allowance for loan losses and for other assets for the three-month period ended March 31, 2009, and the year ended December 31, 2008, are as follows:
(in millions of Korean won)

	2009		2008
Beginning balance[1]	~~W~~	3,674,975	~~W~~	2,615,997
Provision for loan losses		641,210		1,776,830
Collection of written-off loans		98,788		505,793
Repurchase of loans sold		3,401		3,666
Sale of loans		—		(60,442)
Written-off of loans		(379,052)		(1,196,635)
Exemption of loans		(127)		(2,928)
Dept-equity swap		—		(4,737)
Changes in foreign exchange rates and others		10,846		37,431

Ending balance[1]	~~W~~	4,050,041	~~W~~	3,674,975

[1]	Includes present value discounts amounting to ~~W~~8,755 million and ~~W~~5,590 million as of March 31, 2009 and December 31, 2008, respectively, and allowance for other assets amounting to ~~W~~244,305 million and ~~W~~222,386 million, respectively.
The allowances for losses on other assets as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009		2008
Suspense receivable	~~W~~	11,513	~~W~~	8,916
Uncollected guarantee deposits for rent		1,318		1,266
Settlement costs for financial accident		91,853		89,849
Derivative instruments		82,688		74,489
Others		56,933		47,866

	~~W~~	244,305	~~W~~	222,386

The ratios of allowance for loan losses as of March 31, 2009, and December 31, 2008, 2007 and 2006, are as follows:
(in millions of Korean won)

	Loans		Allowance for		Percentage
	receivable		loan losses		(%)
March 31, 2009	~~W~~	208,558,323	~~W~~	3,805,736	1.82
December 31, 2008		201,960,015		3,452,589	1.71
December 31, 2007		173,873,000		2,501,865	1.44
December 31, 2006		152,089,711		2,360,867	1.55

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
8. Property and Equipment
Property and equipment as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009		2008
Property and equipment	~~W~~	5,356,527	~~W~~	5,366,203
Accumulated depreciation		(1,903,443)		(1,852,928)
Accumulated impairment loss		(22,524)		(20,508)

	~~W~~	3,430,560	~~W~~	3,492,767

Property and equipment as of March 31, 2009, are as follows:
(in millions of Korean won)

					Accumulated
	Acquisition		Accumulated		impairment
	cost		depreciation		loss		Book value
Land[1]	~~W~~	2,094,247	~~W~~	—	~~W~~	9,112	~~W~~	2,085,135
Buildings		1,169,826		236,159		13,412		920,255
Leasehold improvements		346,315		278,883		—		67,432
Equipment and vehicles		1,743,728		1,388,401		—		355,327
Construction in progress		2,411		—		—		2,411

	~~W~~	5,356,527	~~W~~	1,903,443	~~W~~	22,524	~~W~~	3,430,560

Property and equipment as of December 31, 2008, were as follows:
(in millions of Korean won)

					Accumulated
	Acquisition		Accumulated		impairment
	cost		depreciation		loss		Book value
Land[1]	~~W~~	2,096,677	~~W~~	—	~~W~~	9,105	~~W~~	2,087,572
Buildings		1,169,445		229,543		11,403		928,499
Leasehold improvements		342,849		269,023		—		73,826
Equipment and vehicles		1,755,210		1,354,362		—		400,848
Construction in progress		2,022		—		—		2,022

	~~W~~	5,366,203	~~W~~	1,852,928	~~W~~	20,508	~~W~~	3,492,767

[1]	The acquisition cost of land includes gain on asset revaluation of ~~W~~1,094,246 million.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The changes in book value of property and equipment for the three-month period ended March 31, 2009, are as follows:
(in millions of Korean won)

													Change in
													foreign
					Replace-				Deprecia-		Impair-		currencies
	Beginning		Acquisition		ment		Disposal		tion		ment		and others		Ending
Land	~~W~~	2,087,572	~~W~~	—	~~W~~	—	~~W~~	1,330	~~W~~	—	~~W~~	1,113	~~W~~	6	~~W~~	2,085,135
Buildings		928,499		(44)		1,079		109		6,701		2,494		25		920,255
Leasehold improvements		73,826		—		3,395		8		9,898		—		117		67,432
Equipment and vehicles		400,848		7,336		—		202		52,947		—		292		355,327
Construction in progress		2,022		4,863		(4,474)		—		—		—		—		2,411

	~~W~~	3,492,767	~~W~~	12,155	~~W~~	—	~~W~~	1,649	~~W~~	69,546	~~W~~	3,607	~~W~~	440	~~W~~	3,430,560

The changes in book value of property and equipment for the year ended December 31, 2008, were as follows:
(in millions of Korean won)

															Change in
															foreign
			Acquisi-		Replace-				Deprecia-		Impair-		Gain on		currencies
	Beginning		tion		ment		Disposal		tion		ment[1]		revaluation		and others		Ending
Land	~~W~~	987,793	~~W~~	7,513	~~W~~	2,580	~~W~~	2,315	~~W~~	—	~~W~~	54,255	~~W~~	1,145,969	~~W~~	287	~~W~~	2,087,572
Buildings		839,846		12,346		106,041		2,332		24,303		2,681		—		(418)		928,499
Leasehold improvements		71,139		1,041		52,849		11		51,430		—		—		238		73,826
Equipment and vehicles		393,820		265,174		55		1,933		256,962		—		—		694		400,848
Construction in progress		6,145		157,471		(161,525)		69		—		—		—		—		2,022

	~~W~~	2,298,743	~~W~~	443,545	~~W~~	—	~~W~~	6,660	~~W~~	332,695	~~W~~	56,936	~~W~~	1,145,969	~~W~~	801	~~W~~	3,492,767

[1]	Impairment loss on land includes valuation loss of ~~W~~51,723 million from asset revaluation.
The value, published by the Ministry of Land, Transport and Maritime Affairs or local government, of the land held by the Bank was ~~W~~1,479,598 million and ~~W~~1,481,825 million as of March 31, 2009 and December 31, 2008, respectively.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Property and equipment insured as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

Type of insurance	Asset insured	2009		2008		Insurance company
General property insurance	Buildings	~~W~~	1,112,266	~~W~~	1,113,569	Samsung Fire & Marine
	Leasehold improvements		150,490		164,310	Insurance Co., Ltd.
	Equipment and vehicles		277,890		380,041	and others

		~~W~~	1,540,646	~~W~~	1,657,920

The Bank acquired the main frames and related equipment from IBM Korea, Inc. under a financial lease agreement and recorded it as property and equipment. The property and equipment under financial lease and financial lease obligations as of March 31, 2009, are as follows:
Property and equipment under financial lease:
(in millions of Korean won)

	Amount
Acquisition cost	~~W~~	18,509
Accumulated depreciation		2,871

Book value	~~W~~	15,638

Depreciation	~~W~~	2,206

Financial lease obligations1:
(in millions of Korean won)

	Annual lease
	payment		Interest		Principal
2009	~~W~~	5,402	~~W~~	446	~~W~~	4,956
2010		8,470		309		8,161
2011		33		12		21
2012		14		11		3
2013		70		10		60
2014		137		4		133

	~~W~~	14,126	~~W~~	792	~~W~~	13,334

[1]	Financial lease obligations include the amounts of property and equipment under financial lease and intangible assets under financial lease.
As of March 31, 2009, the Bank plans to obtain additional financial lease amounting to ~~W~~83,543 million according to the above financial lease agreement.
As of December 31, 2008, the Bank revalued its land, the book value of which was recorded at the revalued amount. The revalued amount of land was determined from market-based evidence which was obtained from independent appraisal institutes. As a result of the revaluation, gain on revaluation of ~~W~~1,145,969 million was credited to accumulated other comprehensive income, net of tax amounting to ~~W~~252,113 million, and loss on revaluation of ~~W~~51,723 million was charged to current earnings.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
As of March 31, 2009 and December 31, 2008, the book value of the Bank’s land that would have been carried under the cost model, is ~~W~~990,393 million and ~~W~~992,826 million, respectively.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
9. Other Assets
Other assets as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009		2008
Guarantee deposits paid	~~W~~	1,432,813	~~W~~	1,388,902
Accounts receivable (Note 19)		4,164,747		5,143,137
Accrued income (Notes 2 and 27)		1,077,973		1,218,027
Prepaid expenses		156,293		105,257
Deferred tax assets (Note 24)		208,674		101,401
Derivatives assets (Note 19)		7,386,166		8,394,874
Domestic exchange settlement debits		401,238		547,746
Intangible assets, net		289,446		319,781
Miscellaneous assets		262,592		251,633

		15,379,942		17,470,758

Less: allowance for other assets (Note 7)		(244,305)		(222,386)

	~~W~~	15,135,637	~~W~~	17,248,372

Intangible assets as of March 31, 2009, are as follows:
(in millions of Korean won)

	Acquisition		Accumulated
	cost		amortization		Book value
Goodwill	~~W~~	705,108	~~W~~	581,061	~~W~~	124,047
Other intangible assets		308,292		142,893		165,399

	~~W~~	1,013,400	~~W~~	723,954	~~W~~	289,446

Intangible assets as of December 31, 2008, were as follows:
(in millions of Korean won)

	Acquisition		Accumulated
	cost		amortization		Book value
Goodwill	~~W~~	705,108	~~W~~	561,474	~~W~~	143,634
Other intangible assets		303,114		126,967		176,147

	~~W~~	1,008,222	~~W~~	688,441	~~W~~	319,781

The changes in intangible assets for the three-month period ended March 31, 2009, are as follows:
(in millions of Korean won)

	Beginning		Increase		Decrease		Ending
Goodwill	~~W~~	143,634	~~W~~	—	~~W~~	19,587	~~W~~	124,047
Other intangible assets		176,147		5,217		15,965		165,399

	~~W~~	319,781	~~W~~	5,217	~~W~~	35,552	~~W~~	289,446

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The changes in intangible assets for the year ended December 31, 2008, were as follows:
(in millions of Korean won)

	Beginning		Increase		Decrease		Ending
Goodwill	~~W~~	221,979	~~W~~	—	~~W~~	78,345	~~W~~	143,634
Other intangible assets		115,328		107,923		47,104		176,147

	~~W~~	337,307	~~W~~	107,923	~~W~~	125,449	~~W~~	319,781

The Bank acquired the main frames and related intangible assets from IBM Korea, Inc. under a financial lease agreement and recorded it as other intangible assets.
The other intangible assets under financial lease as of March 31, 2009, are as follows:
(in millions of Korean won)

	Amount
Acquisition cost	~~W~~	8,810
Accumulated amortization		712

Book value	~~W~~	8,098

Amortization	~~W~~	539

[1]	See Note 8 for related financial lease obligations for other intangible assets under financial lease.
Miscellaneous assets as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009		2008
Receivables on cash sent to other banks	~~W~~	—	~~W~~	200
Supplies		20,955		21,394
Deposit money to court[1]		17,222		17,097
Unsettled foreign currency		19,520		12,005
Suspense receivable		204,196		200,555
Others		699		382

	~~W~~	262,592	~~W~~	251,633

[1]	Includes securities with book value, face value and fair value of ~~W~~10,608 million, ~~W~~11,425 million and ~~W~~11,377 million, respectively, as of March 31, 2009.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
10. Deposits
Deposits as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009		2008
Demand deposits	~~W~~	48,798,663	~~W~~	47,938,522
Time deposits		89,270,524		85,850,617
Negotiable certificates of deposit		25,979,090		25,078,785

	~~W~~	164,048,277	~~W~~	158,867,924

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Details of deposits as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009		2008
Demand deposits in won
Checking deposits	~~W~~	125,772	~~W~~	339,649
Household checking deposits		371,500		357,108
Temporary deposits		3,048,743		3,006,499
Passbook deposits		15,739,541		15,036,090
Public fund deposits		150,189		168,583
National Treasury deposits		17,708		4,796
General savings deposits		17,716,782		16,799,177
Corporate savings deposits		9,923,095		10,524,092
Nonresident’s deposit in won		79,898		76,341
Nonresident’s free deposit in won		38,359		209,633

		47,211,587		46,521,968

Demand deposits in foreign currencies

Checking deposits		83,786		73,307
Passbook deposits		1,266,113		1,323,852
Temporary deposits		226,624		12,481
Others		3,495		650

		1,580,018		1,410,290

Demand deposits in gold		7,058		6,264

	~~W~~	48,798,663	~~W~~	47,938,522

Time deposits in won
Time deposits	~~W~~	75,480,002	~~W~~	73,318,591
Installment savings deposits		3,775,491		2,904,780
Property formation savings		407		423
Workers’ savings for housing		2		2
Nonresident’s deposit in won		279,268		261,429
Nonresident’s free deposit in won		134,840		105,351
Long-term savings deposits for workers		2,609		2,658
Long-term housing savings deposits		3,579,456		3,640,452
Long-term savings for households		1,422		1,495
Workers’ preferential savings deposits		3,896		4,465
Mutual installment deposits		1,833,409		1,865,748
Mutual installment for housing		2,196,744		2,333,389

		87,287,546		84,438,783
Gain on valuation of fair value hedged item (current year portion)		(1,444)		(10,145)
Gain (loss) on valuation of fair value hedged item (prior year portion)		(9,965)		180

		87,276,137		84,428,818

Time deposits in foreign currencies
Time deposits		1,969,821		1,393,411
Installment savings deposits		419		423
Others		24,147		27,965

		1,994,387		1,421,799

	~~W~~	89,270,524	~~W~~	85,850,617

Negotiable certificates of deposit	~~W~~	25,979,090	~~W~~	25,078,785

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Deposits with financial institutions as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	Financial
	institutions	2009		2008
Demand deposits & time deposits	Banks	~~W~~	7,982,787	~~W~~	7,536,169
	Others		9,283,992		9,284,784

			17,266,779		16,820,953

Negotiable certificates of deposit	Banks		240,078		224,455
	Others		7,984,803		7,037,291

			8,224,881		7,261,746

		~~W~~	25,491,660	~~W~~	24,082,699

The maturities of deposits as of March 31, 2009, are as follows:
(in millions of Korean won)

			Due after 3		Due after 6		Due after 1
	Due in 3		months		months		year
	months or		through 6		through 1		through 3		There-
	less		months		year		years		after		Total
Demand deposits	~~W~~	48,798,663	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	48,798,663
Time deposits		30,702,071		19,052,266		31,456,383		4,753,167		3,306,637		89,270,524
Negotiable certificates of deposit		13,243,682		7,674,010		4,727,861		333,537		—		25,979,090

	~~W~~	92,744,416	~~W~~	26,726,276	~~W~~	36,184,244	~~W~~	5,086,704	~~W~~	3,306,637	~~W~~	164,048,277

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The maturities of deposits as of December 31, 2008, were as follows:
(in millions of Korean won)

			Due after 3		Due after 6		Due after 1
	Due in 3		months		months		year
	months or		through 6		through 1		through 3		There-
	less		months		year		years		after		Total
Demand deposits	~~W~~	47,938,522	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	47,938,522
Time deposits		33,683,235		11,722,033		32,107,969		4,918,688		3,418,692		85,850,617
Negotiable certificates of deposit		11,034,833		6,751,494		7,033,836		258,622		—		25,078,785

	~~W~~	92,656,590	~~W~~	18,473,527	~~W~~	39,141,805	~~W~~	5,177,310	~~W~~	3,418,692	~~W~~	158,867,924

11. Debts
Debts as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009		2008
Call money	~~W~~	3,036,378	~~W~~	3,244,535
Bills sold		81,561		191,435
Bonds sold under repurchase agreements		3,756,852		4,249,699
Securities sold		58,094		53,325
Borrowings		11,311,549		11,410,052
Debentures, net of discount of ~~W~~72,304 (2008: ~~W~~83,346)		39,734,234		42,610,595

	~~W~~	57,978,668	~~W~~	61,759,641

Call money as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

		Annual
		interest
Account	Lender	rates (%)	2009		2008
Call money in won	Seoul guarantee insurance company and others	1.30	~~W~~	79,600	~~W~~	1,029,000
Call money in foreign currencies	Bank of Korea and others	0.25 ~ 4.35		2,956,778		2,215,535

			~~W~~	3,036,378	~~W~~	3,244,535

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Bills sold, bonds sold under repurchase agreements and securities sold as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

		Annual
		interest
Account	Lender	rates (%)	2009		2008
Bills sold	Teller’s sales	1.59 ~ 6.86	~~W~~	81,561	~~W~~	191,435
Bonds sold under repurchase agreements	Individual, group and corporations	1.50 ~ 7.40		3,756,852		4,249,699
Securities sold	Korea Securities Depository
	and others	—		58,094		53,325

			~~W~~	3,896,507	~~W~~	4,494,459

Borrowings as of March 31, 2009 and December 31, 2008, were as follows:
(in millions of Korean won)

		Annual
		interest rate
Account	Lender	(%)	2009		2008
Borrowings in won
Borrowings from the Bank of Korea	Bank of Korea	1.25	~~W~~	991,296	~~W~~	796,205
Borrowings from the Korean government	Ministry of Strategy and Financial and others	0.00 ~ 5.00		699,431		697,860
Borrowings from banking institutions	Industrial Bank of Korea	3.42 ~ 4.27		31,792		36,068
Borrowings from National Housing Fund	National Housing Fund	8.00		202		279
Borrowings from other financial institutions	Korea Development Bank	2.00 ~ 4.07		37,569		35,471
Other borrowings	Small & Medium Business Corporation and others	1.20 ~ 6.00		1,639,171		1,482,782

				3,399,461		3,048,665

Borrowings in foreign currency
Due to banks	Wachovia Bank N.A. and others	0.00 ~ 5.36		353,738		141,680
Borrowings from banking institutions	DBS Bank Ltd., Singapore and others	0.91 ~ 6.37		2,898,904		3,744,947
Off-shore borrowings in foreign currencies	Centralbank Uzbekistan and others	0.77 ~ 6.33		1,254,397		1,428,997
Borrowings from other financial institutions	Korea Exim Bank and others	3.42 ~ 3.78		1,367,460		957,492
Other borrowings	ING BELGIUM and others	—		2,037,589		2,088,271

				7,912,088		8,361,387

			~~W~~	11,311,549	~~W~~	11,410,052

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Debentures as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	Annual
	interest
	rate (%)	2009		2008
Debentures in won
Hybrid debentures	6.46 ~ 8.50	~~W~~	1,365,198	~~W~~	898,563
Structured debentures	4.29 ~ 12.91		3,888,074		4,199,849
Subordinated fixed rate debentures in won	4.19 ~ 15.02		7,655,160		8,195,754
Fixed rate debentures	2.73 ~ 7.95		22,737,229		25,229,626
Floating rate debentures	2.91 ~ 3.08		260,000		260,000

			35,905,661		38,783,792
Gain (loss) on valuation of fair value hedged items (current year portion) [1]			(71,953)		436,063
Loss (gain) on valuation of fair value hedged items (prior year portion) [2]			181,710		(245,887)

			36,015,418		38,973,968
Discounts on debentures			(48,425)		(57,226)

			35,966,993		38,916,742

Debentures in foreign currency
Fixed rates debentures	1.50 ~ 4.83		220,386		141,209
Floating rates debentures	0.77 ~ 2.99		3,569,895		3,577,845

			3,790,281		3,719,054
Gain (loss) on valuation of fair value hedged items (current year portion)			(80)		919
Loss on valuation of fair value hedged items (prior year portion)			919		—

			3,791,120		3,719,973
Discounts on debentures			(23,879)		(26,120)

			3,767,241		3,693,853

		~~W~~	39,734,234	~~W~~	42,610,595

[1]	The Bank amortized ~~W~~9 million as interest expense related to the discontinuance of hedge accounting, for the three-month period ended March 31, 2009.

[2]	The Bank recognized gain of ~~W~~8,466 million on early redemption of fair value hedged items for the three-month period ended March 31, 2009.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Hybrid debentures and subordinated debentures in won as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

			Annual
			interest rate
	Issued date	Expiration date	(%)	2009		2008
Subordinated fixed rate debentures in won	00-03-27~03-10-27	05-03-27~09-03-27	—	~~W~~	49,971	~~W~~	590,565
	1998-11-15	2009-11-15	15.02		20,900		20,900
	2000-11-28	2010-11-28	9.57 ~ 9.65		162,051		162,051
	2002-09-27	10-03-27~13-03-27	6.51 ~ 6.70		242,637		242,637
	2002-11-27	10-05-27~13-05-27	6.27 ~ 6.55		158,102		158,102
	2002-12-27	10-06-27~14-12-27	6.40 ~ 6.65		170,370		170,370
	2003-10-27	11-01-27~14-01-27	5.33 ~ 5.60		92,490		92,490
	2004-02-27	09-08-27~14-08-27	5.65 ~ 6.16		700,000		700,000
	2004-09-30	2018-12-30	5.12		57,784		57,784
	2004-12-27	2010-06-27	4.19 ~ 4.20		700,000		700,000
	2006-03-31	2012-01-31	5.67 ~ 5.70		1,900,855		1,900,855
	2008-08-13	14-02-13~16-02-13	7.38 ~ 7.51		500,000		500,000
	2008-09-25	2014-03-25	7.45		23,747		23,747
	2008-09-26	2014-03-26	7.45		182,215		182,215
	2008-09-29	2014-03-29	7.45		221,186		221,186
	2008-10-20	2014-04-20	7.45		43,787		43,787
	2008-10-21	2014-04-21	7.45		17,923		17,923
	2008-10-22	2014-04-22	7.45		10,784		10,784
	2008-10-23	2014-04-23	7.45		358		358
	2008-11-10	2014-05-10	7.70		111,317		111,317
	2008-11-11	2014-05-11	7.70		185,376		185,376
	2008-11-12	2014-05-12	7.70		211,978		211,978
	2008-11-13	2014-05-13	7.70		229,730		229,730
	2008-11-18	2014-05-18	7.70		191,839		191,839
	2008-11-19	2014-05-19	7.70		102,784		102,784
	2008-11-20	2014-05-20	7.70		177,383		177,383
	2008-11-21	2014-05-21	7.70		167,721		167,721
	2008-11-24	2014-05-24	7.70		83,939		83,939
	2008-11-25	2014-05-25	7.70		37,933		37,933
	2008-12-22	2014-06-22	7.30		287,769		287,769
	2008-12-23	14-03-23~14-06-23	7.30 ~ 7.70		381,212		381,212
	2008-12-24	2014-06-24	7.30		104,079		104,079
	2008-12-26	2014-06-26	7.30		73,100		73,100
	2008-12-29	14-03-29~14-06-29	7.30 ~ 7.70		53,840		53,840

				~~W~~	7,655,160	~~W~~	8,195,754

Hybrid debentures in won	03-06-27~03-08-27	08-12-27~09-02-27	—	~~W~~	30	~~W~~	533,395
	2003-10-27	2033-10-27	6.80		265,168		265,168
	2008-12-30	2038-12-30	8.50		100,000		100,000
	2009-03-31	2039-03-31	6.46		1,000,000		—

				~~W~~	1,365,198	~~W~~	898,563

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Call money and borrowings from financial institutions as of March 31, 2009, are as follows:
(in millions of Korean won)

	Bank of Korea		Other banks		Others		Total
Call money	~~W~~	2,341,070	~~W~~	591,657	~~W~~	103,651	~~W~~	3,036,378
Borrowings		991,296		5,625,179		2,270,958		8,887,433

	~~W~~	3,332,366	~~W~~	6,216,836	~~W~~	2,374,609	~~W~~	11,923,811

Call money and borrowings from financial institutions as of December 31, 2008, were as follows:
(in millions of Korean won)

	Bank of Korea		Other banks		Others		Total
Call money	~~W~~	1,509,000	~~W~~	546,533	~~W~~	1,189,002	~~W~~	3,244,535
Borrowings		796,205		6,346,572		2,086,353		9,229,130

	~~W~~	2,305,205	~~W~~	6,893,105	~~W~~	3,275,355	~~W~~	12,473,665

The maturities of debts as of March 31, 2009, are as follows:
(in millions of Korean won)

			Due after		Due after		Due after
	Due in		3 months		6 months		1 year
	3 months		through		through		through		There-
	or less		6 months		1 year		3 years		after		Total
Call money	~~W~~	3,036,378	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	3,036,378
Bills sold		65,654		15,516		391		—		—		81,561
Bonds sold under repurchase agreements		2,681,448		538,039		537,189		176		—		3,756,852

Securities sold		—		—		58,094		—		—		58,094
Borrowings		6,801,467		1,919,857		414,683		967,729		1,207,813		11,311,549
Debentures		3,241,575		2,622,327		4,118,920		18,858,855		10,964,861		39,806,538

	~~W~~	15,826,522	~~W~~	5,095,739	~~W~~	5,129,277	~~W~~	19,826,760	~~W~~	12,172,674	~~W~~	58,050,972

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The maturities of debts as of December 31, 2008, were as follows:
(in millions of Korean won)

			Due after		Due after		Due after
	Due in		3 months		6 months		1 year
	3 months		through		through		through		There-
	or less		6 months		1 year		3 years		after		Total
Call money	~~W~~	3,244,535	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	—	~~W~~	3,244,535
Bills sold		182,442		7,198		1,795		—		—		191,435
Bonds sold under repurchase agreements		2,667,242		1,054,642		527,650		165		—		4,249,699
Securities sold		—		—		53,325		—		—		53,325
Borrowings		6,181,736		1,100,973		1,403,242		1,337,509		1,386,592		11,410,052
Debentures		4,293,980		2,392,447		4,319,344		18,109,211		13,578,959		42,693,941

	~~W~~	16,569,935	~~W~~	4,555,260	~~W~~	6,305,356	~~W~~	19,446,885	~~W~~	14,965,551	~~W~~	61,842,987

In relation to the lending and borrowing of securities, borrowed securities for future borrowing by disposal amount to ~~W~~90 million as of March 31, 2009.
12. Other Liabilities
Other liabilities as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009		2008
Accounts payable (Notes 8 and 19)	~~W~~	4,494,064	~~W~~	5,348,485
Accrued expenses (Notes 18 and 27)		4,926,658		5,238,709
Unearned revenues		138,772		162,267
Withholding taxes		88,463		114,563
Guarantees deposits received		161,300		125,290
Accounts for agency business		218,664		273,599
Unsettled domestic exchange liabilities		296,352		203,645
Unsettled foreign exchange liabilities (Note 20)		83,310		67,056
Liabilities incurred from agency relationship		1,772,744		481,559
Derivative instrument liabilities (Note 19)		7,238,891		8,033,014
Borrowings from trust accounts (Note 27)		5,852,318		2,777,502
Accrued severance benefits, net of severance insurance deposits of ~~W~~256,286 (2008: ~~W~~559,812) (Note 13)		210,545		274,530
Allowances for losses on acceptances and guarantees (Note 14)		132,745		122,446
Other allowances (Notes 15 and 19)		709,572		703,336
Miscellaneous liabilities (Note 16)		449,138		225,517

	~~W~~	26,773,536	~~W~~	24,151,518

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
13. Accrued Severance Benefits
The changes in accrued severance benefits for the three-month period ended March 31, 2009, are as follows:
(in millions of Korean won)

							Other
	Beginning		Provision		Payment		changes[1]		Ending
Accrued severance benefits	~~W~~	834,342	~~W~~	41,471	~~W~~	408,986	~~W~~	4	~~W~~	466,831
Severance insurance deposits		(559,812)		(5,000)		(308,526)		—		(256,286)

	~~W~~	274,530	~~W~~	36,471	~~W~~	100,460	~~W~~	4	~~W~~	210,545

The changes in accrued severance benefits for the year ended December 31, 2008, were as follows:
(in millions of Korean won)

							Other
	Beginning		Provision		Payment		changes[1]		Ending
Accrued severance benefits	~~W~~	703,261	~~W~~	182,380	~~W~~	51,396	~~W~~	97	~~W~~	834,342
Severance insurance deposits		(471,882)		(102,975)		(15,045)		—		(559,812)

	~~W~~	231,379	~~W~~	79,405	~~W~~	36,351	~~W~~	97	~~W~~	274,530

[1]	Loss on foreign currency translation from accrued severance benefits of the Tokyo branch.
As of March 31, 2009, the Bank contributes to the pension funds of Kyobo Life Insurance Co., Ltd. and others in which the beneficiaries are the employees.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
14. Acceptances and Guarantees, and Related Allowances for Losses
Acceptances and guarantees as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

Types	2009		2008
Confirmed acceptances and guarantees in won
Payment guarantee for issuance of debentures	~~W~~	1,254	~~W~~	1,364
Payment guarantee for loans		114,605		159,800
Others		2,405,399		2,328,337

		2,521,258		2,489,501

Confirmed acceptances and guarantees in foreign currencies
Acceptances on letters of credit		437,355		329,620
Acceptances for letters of guarantee for importers		92,208		70,046
Guarantees for performance of contracts		608,420		631,697
Guarantees for bids		24,900		32,146
Guarantees for borrowings		339,016		269,468
Guarantees for repayment of advances		4,390,851		3,465,058
Others		1,613,272		1,817,634

		7,506,022		6,615,669

		10,027,280		9,105,170

Unconfirmed acceptances and guarantees
Letters of credit		6,864,244		6,818,094
Others		3,063,394		3,127,334

		9,927,638		9,945,428

Bills endorsed		36,980		—

	~~W~~	19,991,898	~~W~~	19,050,598

Acceptances and guarantees, by customer, as of March 31, 2009, are as follows:
(in millions of Korean won)

					Bills				Percentage
By customer	Confirmed		Unconfirmed		endorsed		Total		(%)
Large corporations	~~W~~	6,942,666	~~W~~	7,634,937	~~W~~	22,657	~~W~~	14,600,260	73.03
Small and medium-sized corporations		3,069,252		2,249,868		14,323		5,333,443	26.68
Public sector and others		15,362		42,833		—		58,195	0.29

	~~W~~	10,027,280	~~W~~	9,927,638	~~W~~	36,980	~~W~~	19,991,898	100.00

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Acceptances and guarantees, by customer, as of December 31, 2008, were as follows:
(in millions of Korean won)

					Bills				Percentage
By customer	Confirmed		Unconfirmed		endorsed		Total		(%)
Large corporations	~~W~~	6,277,922	~~W~~	7,718,398	~~W~~	—	~~W~~	13,996,320	73.47
Small and medium-sized corporations		2,806,636		2,196,761		—		5,003,397	26.26
Public sector and others		20,612		30,269		—		50,881	0.27

	~~W~~	9,105,170	~~W~~	9,945,428	~~W~~	—	~~W~~	19,050,598	100.00

Acceptances and guarantees, by industry, as of March 31, 2009, are as follows:
(in millions of Korean won)

					Bills				Percentage
By industry	Confirmed		Unconfirmed		endorsed		Total		(%)
Public sector	~~W~~	20,734	~~W~~	3,332,860	~~W~~	—	~~W~~	3,353,594	16.77
Financial institutions		1,428,631		80,031		—		1,508,662	7.55
Service		617,283		45,073		5,384		667,740	3.34
Manufacturing		6,006,245		5,725,866		8,120		11,740,231	58.73
Others		1,954,387		743,808		23,476		2,721,671	13.61

	~~W~~	10,027,280	~~W~~	9,927,638	~~W~~	36,980	~~W~~	19,991,898	100.00

Acceptances and guarantees, by industry, as of December 31, 2008, were as follows:
(in millions of Korean won)

					Bills				Percentage
By industry	Confirmed		Unconfirmed		endorsed		Total		(%)
Public sector	~~W~~	29,678	~~W~~	3,270,823	~~W~~	—	~~W~~	3,300,501	17.32
Financial institutions		1,360,012		106,720		—		1,466,732	7.70
Service		669,798		54,132		—		723,930	3.80
Manufacturing		5,212,696		5,870,621		—		11,083,317	58.18
Others		1,832,986		643,132		—		2,476,118	13.00

	~~W~~	9,105,170	~~W~~	9,945,428	~~W~~	—	~~W~~	19,050,598	100.00

Acceptances and guarantees, by country, as of March 31, 2009, are as follows:
(in millions of Korean won)

					Bills				Percentage
By country	Confirmed		Unconfirmed		endorsed		Total		(%)
Korea	~~W~~	8,870,025	~~W~~	9,927,635	~~W~~	36,980	~~W~~	18,834,640	94.21
Others		1,157,255		3		—		1,157,258	5.79

	~~W~~	10,027,280	~~W~~	9,927,638	~~W~~	36,980	~~W~~	19,991,898	100.00

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Acceptances and guarantees, by country, as of December 31, 2008, were as follows:
(in millions of Korean won)

					Bills				Percentage
By country	Confirmed		Unconfirmed		endorsed		Total		(%)
Korea	~~W~~	7,980,784	~~W~~	9,945,428	~~W~~	—	~~W~~	17,926,212	94.10
Others		1,124,386		—		—		1,124,386	5.90

	~~W~~	9,105,170	~~W~~	9,945,428	~~W~~	—	~~W~~	19,050,598	100.00

Allowances for losses on acceptances and guarantees as of March 31, 2009, are as follows:
(in millions of Korean won)

	Confirmed acceptances
	and guarantees				Unconfirmed
			Foreign		acceptances		Bills
	Won		currencies		and guarantees		endorsed		Total
Normal	~~W~~	2,518,147	~~W~~	7,271,604	~~W~~	9,601,120	~~W~~	36,980	~~W~~	19,427,851
Precautionary		1,235		201,891		163,852		—		366,978
Substandard		243		11,528		2,079		—		13,850
Doubtful		550		18,703		158,267		—		177,520
Estimated loss		1,083		2,296		2,320		—		5,699

	~~W~~	2,521,258	~~W~~	7,506,022	~~W~~	9,927,638	~~W~~	36,980	~~W~~	19,991,898
Allowances for losses		16,862		50,237		65,320		326		132,745

Ratio (%)		0.67		0.67		0.66		0.88		0.66

Allowances for losses on acceptances and guarantees as of December 31, 2008, were as follows:
(in millions of Korean won)

	Confirmed acceptances
	and guarantees				Unconfirmed
			Foreign		acceptances		Bills
	Won		currencies		and guarantees		endorsed		Total
Normal	~~W~~	2,486,630	~~W~~	6,383,226	~~W~~	9,644,053	~~W~~	—	~~W~~	18,513,909
Precautionary		1,022		150,550		196,372		—		347,944
Substandard		1,291		9,258		4,702		—		15,251
Doubtful		114		70,998		96,942		—		168,054
Estimated loss		444		1,637		3,359		—		5,440

	~~W~~	2,489,501	~~W~~	6,615,669	~~W~~	9,945,428	~~W~~	—	~~W~~	19,050,598
Allowances for losses		15,682		57,004		49,760		—		122,446

Ratio (%)		0.63		0.86		0.50		—		0.64

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The ratios of allowances for losses on acceptances and guarantees as of March 31, 2009, and December 31, 2008, 2007 and 2006, are as follows:
(in millions of Korean won)

	Guarantees and
	acceptances				Percentage
	and others		Allowance		(%)
March 31, 2009	~~W~~	19,991,898	~~W~~	132,745	0.66
December 31, 2008		19,050,598		122,446	0.64
December 31, 2007		9,242,497		36,512	0.40
December 31, 2006		5,013,281		18,772	0.37
15. Other Allowances
Details of other allowances as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009		2008
Mileage rewards	~~W~~	115,550	~~W~~	111,011
Line of credit to SPCs (Note 19)		2,413		2,367
Dormant accounts		8,527		10,346
Unfunded commitments		547,354		537,787
Litigations and others		35,728		41,825

	~~W~~	709,572	~~W~~	703,336

The unfunded commitments for other allowances amounts to ~~W~~80,648,710 million and ~~W~~79,650,031 million as of March 31, 2009 and December 31, 2008, respectively.
16. Miscellaneous Liabilities
Details of miscellaneous liabilities as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009		2008
Suspense payable	~~W~~	131,203	~~W~~	30,016
Borrowings for others’ business		14,979		10,404
Prepaid card and debit card liabilities		20,703		19,635
Security subscription deposits		37,795		39,353
Income tax payable (Note 24)		243,470		123,530
Others		988		2,579

	~~W~~	449,138	~~W~~	225,517

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
17. Shareholders’ Equity
Capital stock
The Bank issued 60,000,000 shares of common stock at par value in accordance with a resolution of the Board of Directors on March 9, 2009, the payment for which capital was received on March 26, 2009.
The Bank is authorized to issue 1 billion shares of common stock at a par value of ~~W~~5,000 per share. As of March 31, 2009, 496,379,116 shares are issued and outstanding amounting to ~~W~~2,481,896 million. As of March 31, 2009, the Bank’s shares are 100 % owned by the KB Financial Group Inc.
As a result of the legal consolidation with H&CB, the registered shareholders of both the former Kookmin Bank and H&CB, as of October 31, 2001, received 179,775,233 shares and 119,922,229 shares, respectively. The Bank’s shares were distributed based on an exchange ratio of one share of the Bank for every 1.688346 shares of former Kookmin Bank and for every one share of H&CB. These shares were listed on the Korea Exchange (formerly Korea Stock Exchange) on November 9, 2001. Furthermore, the merger with Kookmin Credit Co., Ltd. resulted in an additional issuance of 8,120,431 common shares.
Capital surplus
Details of capital surplus as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009		2008
Gain on business combination	~~W~~	397,669	~~W~~	397,669
Revaluation increment		177,229		177,229
Other		40,716		40,716

	~~W~~	615,614	~~W~~	615,614

The gain on business combination is due to the difference between the business combination consideration and the net assets value acquired from the merger with KLB on December 31, 1998.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Retained earnings
Details of the appropriation of retained earnings in accordance with resolution at the shareholders’ meeting on March 25, 2009, are as follows:
(in millions of Korean won)

	Amount
Retained earnings before appropriations
Retained earnings carried forward from prior period	~~W~~	33
Effect of applying the equity method		(13,227)
Net income		1,510,784

		1,497,590
Transfer from retained earnings		359,525

		1,857,115

Appropriations
Legal reserves		151,100
Voluntary reserves		1,706,000

		1,857,100

Unappropriated retained earnings carried forward to subsequent period	~~W~~	15

Pursuant to Article 40 of the Banking Act, the Bank appropriates no less than 10 % of net income until the reserve reaches the total amount of paid-in capital, each time it declares dividends. The reserves can only be transferred to capital stock or be used to reduce deficit. Also, with regard to the Tokyo branch, the Bank appropriates 10 % of the Branch’s net income as other reserves in accordance with the Banking Law of Japan.
In 2002, the Finance Supervisory Service recommended that banks appropriate at least 10 % of their annual net income which exceed accumulated deficit as reserves for financial structure improvement until their capital ratio equals 5.5%. Pursuant to such recommendation, the Bank appropriated ~~W~~55,600 million in 2004 in voluntary reserves which can only be used to reduce deficit or be transferred to capital.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Accumulated other comprehensive income
Changes in accumulated other comprehensive income for the three-month period ended March 31, 2009 and the year ended December 31, 2008, are as follows:
(in millions of Korean won)

	2009
	Beginning				Disposal		Ending
	balance		Changes		(realization)		balance
Gain (loss) on valuation of available-for-sale securities	~~W~~	(415,823)	~~W~~	(63,052)	~~W~~	(61,221)	~~W~~	(540,096)
Gain (loss) on valuation of held-to-maturity securities		29		—		(4)		25
Gain (loss) on valuation of equity method investments		(32,799)		(7,458)		(2,003)		(42,260)
Gains on revaluation of property and equipment		893,856		—		—		893,856

	~~W~~	445,263	~~W~~	(70,510)	~~W~~	(63,228)	~~W~~	311,525

(in millions of Korean won)

	2008
	Beginning				Disposal		Ending
	balance		Changes		(realization)		balance
Gain (loss) on valuation of available-for-sale securities	~~W~~	365,330	~~W~~	(788,956)	~~W~~	7,803	~~W~~	(415,823)
Gain (loss) on valuation of held-to-maturity securities		42		—		(13)		29
Loss on valuation of equity method investments		(19,926)		(41,002)		28,129		(32,799)
Gains on revaluation of property and equipment		—		893,856		—		893,856

	~~W~~	345,446	~~W~~	63,898	~~W~~	35,919	~~W~~	445,263

18. Share-based Payments
The Bank granted share-based payments to employees and executives, including the president, several times. When the stock options are exercised, the Bank has the option to settle either by issuance of new shares or treasury stock or by payment of cash equivalent to the difference between the market price and the exercise price. Pursuant to the resolution of the Board of Directors on August 23, 2005, that the Bank shall change its method of settlement to cash settlement from stock settlement after all the remaining treasury stock are issued, the Bank settles the stock options by cash after all the remaining treasury stock were issued and accounts for it accordingly. The shares to be issued when the stock options are exercised have been exchanged to the shares of KB Financial Group Inc. from shares of the Bank after the establishment of KB Financial Group Inc. on September 29, 2008. In accordance with SKAS No. 22, Share-based Payments, the compensation cost of stock options granted before the effective date of SKAS No. 22, Share-based Payments, is measured using the intrinsic value method under the Interpretations on Financial Accounting Standards 39-35, Accounting for Stock Options, and the compensation cost of stock options granted after the effective date of SKAS No. 22, are measured using the fair value method.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Details of the stock options as of March 31, 2009, are as follows:

		Exercise
	Grant	period	Shares
	date	(years)	Granted[1]	Grant conditions

Stock Options
Series 7	01.11.16	8	150,000	Offer service: 3 year
Series 8-1[3]	02.03.22	8	46,000	Offer service: 1 year, 3 years
Series 8-2 [4]	02.03.22	8	330,000	Offer service: 1 year, 3 years
Series 9[4]	02.07.26	8	30,000	Offer service: 3 years
Series 10-1[3]	03.03.21	8	60,000	Offer service: 3 years
Series 10-2 [4]	03.03.21	8	120,000	Offer service: 3 years
Series 11[4]	03.08.27	8	30,000	Offer service: 3 years
Series 12[4]	04.02.09	8	60,000	Offer service: 1 year
Series 13-1[3]	04.03.23	8	20,000	Offer service: 1 year
Series 14[3,4]	04.11.01	8	700,000	Offer service: 3 years[6]
Series 15-1[3]	05.03.18	8	165,000	Offer service: 3 years
Series 15-2[4]	05.03.18	8	750,000	Offer service: 3 years
Series 16[4]	05.04.27	8	15,000	Offer service: 3 years
Series 17[4]	05.07.22	8	30,000	Offer service: 3 years
Series 18[4]	05.08.23	8	15,000	Offer service: 3 years
Series 19[2]	06.03.24	8	930,000	Offer service: 1 year, 2 years, 3 years
Series 20[2]	06.04.28	8	30,000	Offer service: 3 years
Series 21[2]	06.10.27	8	20,000	Offer service: 2 years
Series 22[2]	07.02.08	8	885,000	Offer service: 1 year, 3 years
Series 23[2]	07.03.23	8	30,000	Offer service: 3 years
Series Kookmin Credit Card -1[5]	01.03.22	10	22,146	Offer service: 1 year
Series Kookmin Credit Card -2[3,5]	02.03.29	9	9,990	Offer service: 2 years

			4,448,136

Stock Grants[11]		—
Series 1	07.11.01	—	63,450	Offer service: 3 years[7]
	08.01.01
	~
Series 2 ~ 6	08.03.19	—	91,442	Offer service: 2 years[8]
Series 7	08.03.20	—	17,584	Offer service: 3 years[7,9]
Series 9	08.06.23 08.09.11	—	3,840	Offer service: 2 years[8]
	~
Series 10 ~ 11	08.09.20	—	16,515	Offer service: 2 years[8]
Series 12	08.09.29	—	1,900	Offer service: 1 years[9]
Series 13	08.10.18	—	5,760	Offer service: 3 years[8]
Series 14	08.12.29	—	45,640	Offer service: 2 years[10]
Series 15	09.01.01	—	79,500	Offer service: 2 years[10]
Series 16	09.03.25	—	10,600	Offer service: 2 years[10]

			336,231

			4,784,367

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008

[1]	Shares granted represent the total number of shares initially granted to each employee and executive whose options have not been exercised at the current statements of financial position date.

[2]	The exercise price is based on the rate of increase of the aggregate market value of major competitors at the statement of financial position date.

[3]	The exercise price is based on the rate of increase in the stock price index of the banking industry at the statement of financial position date. For the Series Kookmin Credit Card -2, the exercise price is based on the rate of increase in the stock price index of the banking industry and the stock price index at the statement of financial position date.

[4]	The vest of stock option and the number of exercisable shares are determined by the results of performance rating of the grantee during the contractual service period from the grant date.

[5]	The Bank assumed the stock options granted by Kookmin Credit Card Co., Ltd. whose exercise price and number of shares were adjusted in proportion to the merger ratio.

[6]	300,000 shares have vesting condition of achieving targeted ROE; 200,000 shares have vesting condition of achieving targeted BIS ratio ; 200,000 shares have vesting condition of achieving targeted return on shareholders’ equity.

[7]	Based on each vesting condition, the number of shares to be compensated is based on the following: 25 % of granted shares have targeted assets growth rate, 25 % of granted shares have targeted ROA and 50 % of granted shares have targeted relative TSR.

[8]	Based on each vesting condition, the number of shares to be compensated is based on the following: 30 % of granted shares have targeted KPI, 30 % of granted shares have targeted financial result of the Bank, and 40 % of granted shares have targeted relative TSR.

[9]	The number of shares to be compensated is fixed regardless of performance.

[10]	For Series 14, 15 and 16, the number of shares to be granted is subject to change depending on KB Financial Group Inc.

[11]	Under the stock grant, the maximum number of shares to be compensated is predetermined on grant date, where the actual number of shares to be compensated is based on the achievement of the targeted performance. As of March 31, 2009, 297,748 shares are expected to vest after contractual service period.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Changes in the number of granted shares and the weighted average exercise price of shares, excluding stock grants, for the three-month period ended March 31, 2009, are as follows:
(in Korean won and shares)

								Remaining
					Exercise			period to
	Granted shares				price per			maturity
	Beginning	Exercised	Expired	Ending	share			(years)
Series 2	46,494	43,523	2,971	—	~~W~~	—		—
Series 7	75,000	—	—	75,000		51,200		0.63
Series 8-1	24,942	—	—	24,942		57,100		0.98
Series 8-2	196,831	—	—	196,831		57,100		0.98
Series 9	23,899	—	—	23,899		58,800		1.32
Series 10-1	40,063	—	—	40,063		47,360		1.97
Series 10-2	67,993	—	—	67,993		35,500		1.97
Series 11	5,091	—	—	5,091		40,500		2.41
Series 12	54,250	—	—	54,250		46,100		2.86
Series 13-1	20,000	—	—	20,000		48,800		2.98
Series 14	610,000	—	—	610,000		50,600		3.59
Series 15-1	125,362	—	—	125,362		54,656		3.97
Series 15-2	509,044	—	—	509,044		46,800		3.97
Series 16	8,827	—	—	8,827		45,700		4.08
Series 17	29,441	—	—	29,441		49,200		4.31
Series 18	7,212	—	—	7,212		53,000		4.40
Series 19	753,695	—	—	753,695		77,056		4.98
Series 20	25,613	—	—	25,613		81,900		5.08
Series 21	18,987	—	—	18,987		76,600		5.58
Series 22	766,115	—	—	766,115		77,100		5.86
Series 23	15,246	—	—	15,246		84,500		5.98
Series Kookmin
Credit Card —1	22,146	—	—	22,146		71,538		1.98
Series Kookmin
Credit Card —2	9,990	—	—	9,990		129,100		1.99

	3,456,241	43,523	2,971	3,409,747	~~W~~	62,338	[1]	4.19	[2]

[1]	Average exercise price per share weighted by granted shares

[2]	Average remaining period weighted by granted shares
The weighted average stock price per share of the exercised shares for the three-month period ended March 31, 2009, is ~~W~~30,486.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Changes in number of granted shares and the weighted average exercise price per share, excluding stock grant, for the year ended December 31, 2008, were as follows:
(in Korean won and shares)

								Remaining
					Exercise			period to
	Granted shares				price per			maturity
	Beginning	Exercised	Expired	Ending	share			(years)
Series 2	69,723	23,229	—	46,494	~~W~~	28,027		0.20
Series 7	75,000	—	—	75,000		51,200		0.88
Series 8-1	28,263	3,321	—	24,942		57,100		1.22
Series 8-2	196,831	—	—	196,831		57,100		1.22
Series 9	23,899	—	—	23,899		58,800		1.57
Series 10-1	40,063	—	—	40,063		47,360		2.22
Series 10-2	70,993	3,000	—	67,993		35,500		2.22
Series 11	5,091	—	—	5,091		40,500		2.65
Series 12	54,250	—	—	54,250		46,100		3.11
Series 13-1	20,000	—	—	20,000		48,800		3.23
Series 14	610,000	—	—	610,000		50,600		3.84
Series 15-1	125,362	—	—	125,362		54,656		4.21
Series 15-2	518,194	—	9,150	509,044		46,800		4.21
Series 16	8,827	—	—	8,827		45,700		4.32
Series 17	30,000	—	559	29,441		49,200		4.56
Series 18	7,212	—	—	7,212		53,000		4.65
Series 19	930,000	—	176,305	753,695		77,056		5.23
Series 20	30,000	—	4,387	25,613		81,900		5.33
Series 21	20,000	—	1,013	18,987		76,600		5.82
Series 22	885,000	—	118,885	766,115		77,100		6.11
Series 23	30,000	—	14,754	15,246		84,500		6.23
Series Kookmin
Credit Card —1	22,146	—	—	22,146		71,538		2.22
Series Kookmin
Credit Card —2	9,990	—	—	9,990		129,100		2.24

	3,810,844	29,550	325,053	3,456,241	~~W~~	61,837	[1]	4.38	[2]

[1]	Average exercise price per share weighted by granted shares

[2]	Average remaining period weighted by granted shares
The weighted average stock price per share of the shares exercised for the year ended December 31, 2008, was ~~W~~57,858.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Series 22 and Series 23 are measured at fair value based on the Black-Scholes Model, and the factors used in determining the fair values are as follows:
(in Korean won)

										Fair
	Stock		Exercise		Expected					value
	price per		price per		stock price	Maturity	Expected		Risk free	per
Series	share		share		volatility (%)	(years)	dividends		rate (%)	share

Unconfirmed
Series 22-1 (Director)	~~W~~	33,000	~~W~~	77,100	34.34	3.04	~~W~~	2,641	2.95	~~W~~	967
Series 22-2 (Employee)		33,000		77,100	31.93	3.83		3,277	3.13		1,150

Confirmed
Series 22-1 (Director)		33,000		77,100	44.10	3.04		2,590	3.96		2,509
Series 22-2 (Employee)		33,000		77,100	43.53	3.83		3,194	4.25		3,413
Series 23		33,000		84,500	43.77	3.16		2,683	4.00		2,152
The expected weighted average exercise period was separately estimated for directors and employees in order to reflect the possibility of an early exercise. The historical stock price volatility during the respective expected exercise period was applied to the calculation of the expected stock price volatility. Also, the cross volatility of stock price between KB Financial Group Inc. (the Bank before October 10, 2008) and competitors was applied to reflect the fluctuation of the exercise price by stock price of competitors.
The fair value of stock grant was estimated based on the compensation cost (an arithmetical average of each weighted average closed price that are calculated based on the transaction volume of the past one week, one month and two months as of the statements of financial position date), and the fair value per share as of March 31, 2009, was ~~W~~33,000.
As of March 31, 2009 and December 31, 2008, the accrued expenses representing share-based payments amounted to ~~W~~3,319 million and ~~W~~2,656 million, respectively, and the intrinsic value of the vested share option amounted to ~~W~~465 million and ~~W~~364 million, respectively. The compensation cost amounting to ~~W~~1,032 million was recorded as selling and administration expense for the three-month period ended March 31, 2009, and the compensation cost amounting to ~~W~~23,289 million was reversed for the three-month period ended March 31, 2008.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
19. Commitments and Contingencies
(1)	The Bank holds written-off loans, of which the claim to borrowers and guarantors have not been terminated , amounting to ~~W~~11,775,746 million and ~~W~~11,585,392 million as of March 31, 2009 and December 31, 2008, respectively.

(2)	As of March 31, 2009 and December 31, 2008, the Bank recorded receivables amounting to ~~W~~3,824,144 million and ~~W~~4,560,352 million, respectively, and payables amounting to ~~W~~3,822,093 million and ~~W~~4,561,021 million, respectively, for unsettled foreign currency spot transactions, respectively.

(3)	As of March 31, 2009 and December 31, 2008, the Bank has commitments to provide lines of credit of up to ~~W~~195,282 million and ~~W~~210,282 million, respectively, and to purchase commercial papers of up to ~~W~~915,300 million and ~~W~~1,129,300 million, respectively, with several special purpose companies(“SPC”). As of March 31, 2009 and December 31, 2008, under these commitments, extended loans amounted to ~~W~~839 million and ~~W~~2,210 million, respectively, and purchased commercial papers amounted to ~~W~~46,900 million and ~~W~~471,800 million, respectively. The Bank has credit preservation procedures, such as special agreements for repurchase, trust guarantees, cash and securities reservation and so on, in cases when the Bank becomes obligated to make payments in accordance with these commitments. The expected loss from the commitments amounting to ~~W~~2,413 million and ~~W~~2,367 million as of March 31, 2009 and December 31, 2008, respectively, is recorded as other allowances. In addition, unused credit in foreign currency amounts to ~~W~~10,839,249 million and ~~W~~10,043,623 million, and the unused credit, excluding the unused line of credit subject for other allowances, amounts to ~~W~~898,202 million and ~~W~~935,458 million as of March 31, 2009 and December 31, 2008, respectively.

(4)	On December 17, 2008, the Bank agreed to subscribe ~~W~~1,037,826 million in private indirect reinvestment trusts for the stabilization of bond markets. The Bank subscribed ~~W~~518,913 million during 2008 and the remaining amount to be subscribed is ~~W~~518,913 million as of March 31, 2009.

(5)	The Bank has filed 97 lawsuits (excluding minor lawsuits in relation to the collection of loans or operating activities), as a plaintiff, involving the total claims of ~~W~~359,687 million and faces 205 lawsuits (excluding minor lawsuits in relation to the collection of loans or operating activities), as a defendant, involving damages of ~~W~~1,271,295 million, which arose in the normal course of the business and are still pending as of March 31, 2009.

The Korea Lottery Service Inc. (“KLS”) filed lawsuits against the Bank in relation to the commitment fees (3 cases with the total damages of ~~W~~599,713 million). However, in substance, the government (lottery fund) is responsible for the commitment fees. The Bank expects that the lawsuits would not affect its financial position even if the court rules in favor of the plaintiff. In the first case seeking damages of ~~W~~19,557 million, the Seoul High Court ordered the Bank to pay the commitment fee of ~~W~~4,495 million, related interest to KLS in the second trial. The third trial is currently pending at the Supreme Court as of March 31, 2009. In the second case seeking damages of ~~W~~445,877 million, the court ordered the Bank to pay the commitment fee of ~~W~~122,740 million and related interest to KLS in the first trial; the second trial is ongoing as of March 31, 2009. The third case seeking damages of ~~W~~134,279 million is currently ongoing in its first trial as of March 31, 2009.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The government filed a civil lawsuit against KLS, an accounting firm and the Bank (responsible party) seeking the total damages of ~~W~~320,800 million. The plaintiff contends that the excessive payment of lottery service commission fees were due to illegal act of the Bank’s employees and others. The court decided in favor of Bank on April 23, 2009. Also, on January 8, 2009, the High Court declared the Bank’s employees as not guilty in its second trial of the criminal lawsuit filed by the Korea Prosecutory Authorities against the Bank’s employee. However, the Korea Prosecutory Authorities appealed to the Supreme Court on the above decision on January 13, 2009. It is uncertain as to whether the Bank will be ultimately liable for the damages in the aforementioned lawsuit, and no estimate can be made of the amount of the potential liabilities as of March 31, 2009.

In 2008, the government also filed a civil lawsuit against National Agricultural Cooperative Federation (“Nonghyup“ or “NACF”) and the Bank for the return of ~~W~~116,646 million of commission fee, claiming that the commission fee related to the management of the National Housing Fund was unduly assessed. The court decided in favor of Bank on January 9, 2009. However, the government appealed to the High Court for second trial against the above decision on January 30, 2009, and currently the ultimate outcome of this lawsuit cannot yet be determined.

(6)	The Bank entered into the credit card business cooperation agreements with Citibank Korea and Nonghyup. Accordingly, the revenue from credit card business operation is proportionately shared among each company.

(7)	In 2008, the Bank purchased 29,972,840 outstanding shares of Joint Stock Company, Bank CenterCredit (Kazakhstan) from existing shareholder, and additional new shares of 14,163,836 (including forfeited shares of 10,298,558). As a result, the Bank currently holds 30.55% (44,136,676 shares) of the total issued shares and plans to increase its percentage of shareholding to at least 50.1 % within the following 30 months of initial purchase date.

(8)	The face value of the securities sold to general customers through tellers’ sale amounts to ~~W~~227,388 million and ~~W~~257,340 million as of March 31, 2009 and December 31, 2008, respectively.

(9)	In 2007, the Bank was subject to regular tax audit by the Seoul Regional Tax Office. Consequently, income taxes and others of ~~W~~438,975 million were imposed and paid. However, as of March 31, 2009, the Bank has filed a legal appeal against this.

(10)	The Bank has pledged certain securities as collateral pursuant to the Bank of Korea Act in connection with loans made available to the Bank by the Bank of Korea, and in connection with other financing activities undertaken by the Bank. Following a recent review of the Bank’s loan agreements, it came to the Bank’s attention that such activities may have breached the negative pledge covenants in twelve of the Bank’s foreign currency loan agreements with foreign lenders or syndicates. The affected borrowings amounted to ~~W~~2,395,064 million in total. As a result, in the course of April 2009, the Bank sought waivers of the potential breaches of the negative pledge covenants (and any incidental breaches) in nine of its foreign currency loan facilities amounting to ~~W~~1,465,254 million in total. Amendments to the negative pledge covenants in these loan agreements were also sought and obtained where necessary. In addition, the Bank made prepayment three of the affected foreign currency loan facilities amounting to ~~W~~929,810 million in total.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
(11)	Transaction details of derivative instruments as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009[1]						2008[1]
Type	Trading		Hedge		Total		Trading		Hedge		Total
Interest rate
Futures	~~W~~	2,395,595	~~W~~	—	~~W~~	2,395,595	~~W~~	4,055,910	~~W~~	—	~~W~~	4,055,910
Swaps		80,630,440		5,027,616		85,658,056		78,597,620		5,359,799		83,957,419
Purchased options		3,150,000		—		3,150,000		3,250,000		—		3,250,000
Written options		2,916,640		—		2,916,640		3,585,476		—		3,585,476

		89,092,675		5,027,616		94,120,291		89,489,006		5,359,799		94,848,805

Currency
Forwards		40,521,141		693,730		41,214,871		60,980,820		793,597		61,774,417
Futures		1,059,043		—		1,059,043		1,428,414		—		1,428,414
Swaps		24,836,292		—		24,836,292		21,356,714		—		21,356,714
Purchased options [2]		6,370,560		—		6,370,560		7,173,716		—		7,173,716
Written options [2]		6,217,670		—		6,217,670		7,143,368		—		7,143,368

		79,004,706		693,730		79,698,436		98,083,032		793,597		98,876,629

Stock
Index futures		9,367		—		9,367		5,729		—		5,729
Purchased options		822,906		—		822,906		845,331		—		845,331
Written options		1,748,476		—		1,748,476		1,780,354		—		1,780,354
Swaps		509,400		—		509,400		495,524		—		495,524

		3,090,149		—		3,090,149		3,126,938		—		3,126,938

Other
Purchased commodity options		5,226		—		5,226		44,496		—		44,496
Written commodity options		5,070		—		5,070		43,389		—		43,389
Commodity forwards		26,902		—		26,902		120,397		—		120,397
Commodity swaps		515		—		515		957		—		957
Other derivatives		60,000		190,000		250,000		60,000		190,000		250,000

		97,713		190,000		287,713		269,239		190,000		459,239

	~~W~~	171,285,243	~~W~~	5,911,346	~~W~~	177,196,589	~~W~~	190,968,215	~~W~~	6,343,396	~~W~~	197,311,611

[1]	For transactions (excluding currency option transactions) between won and foreign currencies, unsettled amount of transaction is presented using the basic foreign exchange rate at statements of financial position date based on the contract amount in foreign currencies. For transactions (excluding currency option transactions) between foreign currencies and foreign currencies, unsettled amount of transaction is presented using the basic foreign exchange rate at statements of financial position date based on foreign currencies purchased.

[2]	For currency option transactions, unsettled amount of transaction is classified into either purchased currency options or written currency options based on trading of the right pursuant to the Accounting Guidelines’ Appendix 5 of the Financial Supervisory Commission in Republic of Korea. For transactions between won and foreign currencies, unsettled amount of transaction is presented using the basic foreign exchange rate at statements of financial position date based on the contract amount in foreign currencies. For transactions between foreign currencies and foreign currencies, unsettled amount of transaction is presented using the basic foreign exchange rate at statements of financial position dates based on the currencies expected to be collected at maturity.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Details of fair valuation of derivative instruments and related gain or loss on valuation for the three-month period ended March 31, 2009, are as follows:
(in millions of Korean won)

													Gain (loss) on
	Gain on valuation (P/L)						Loss on valuation (P/L)						valuation(B/S)
Type	Trading		Hedge		Total		Trading		Hedge		Total		Assets		Liabilities
Interest rate
Swaps	~~W~~	246,633	~~W~~	10,743	~~W~~	257,376	~~W~~	268,267	~~W~~	85,412	~~W~~	353,679	~~W~~	1,201,298	~~W~~	1,435,748
Purchased options		2,573		—		2,573		5,509		—		5,509		32,457		—
Written options		5,263		—		5,263		2,756		—		2,756		12		27,240

		254,469		10,743		265,212		276,532		85,412		361,944		1,233,767		1,462,988

Currency
Forwards		1,346,740		92,675		1,439,415		871,942		—		871,942		3,158,434		1,220,590
Swaps		558,402		—		558,402		1,130,904		—		1,130,904		1,604,579		3,298,194
Purchased options		252,369		—		252,369		39,007		—		39,007		1,074,528		—
Written options		63,301		—		63,301		114,768		—		114,768		—		526,960

		2,220,812		92,675		2,313,487		2,156,621		—		2,156,621		5,837,541		5,045,744

Stock
Purchased options		8,055		—		8,055		3,908		—		3,908		292,234		—
Written options		10,953		—		10,953		64,082		—		64,082		—		573,309
Swaps		42,029		—		42,029		3,316		—		3,316		14,042		139,675

		61,037		—		61,037		71,306		—		71,306		306,276		712,984

Other
Purchased commodity options		89		—		89		14		—		14		192		—
Written commodity options		14		—		14		85		—		85		—		185
Commodity forwards		1,973		—		1,973		1,528		—		1,528		1,973		1,528
Commodity swaps		472		—		472		476		—		476		371		366
Other derivatives		80		—		80		93		8,487		8,580		6,046		15,096

		2,628		—		2,628		2,196		8,487		10,683		8,582		17,175

	~~W~~	2,538,946	~~W~~	103,418	~~W~~	2,642,364	~~W~~	2,506,655	~~W~~	93,899	~~W~~	2,600,554	~~W~~	7,386,166	~~W~~	7,238,891

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Details of fair valuation of derivative instruments and related gain or loss on valuation for the year ended December 31, 2008, were as follows:
(in millions of Korean won)

													Gain (loss) on
	Gain on valuation (P/L)						Loss on valuation (P/L)						valuation(B/S)
Type	Trading		Hedge		Total		Trading		Hedge		Total		Assets		Liabilities
Interest rate
Swaps	~~W~~	293,998	~~W~~	159,350	~~W~~	453,348	~~W~~	493,906	~~W~~	21,687	~~W~~	515,593	~~W~~	1,237,849	~~W~~	1,403,910
Purchased options		4,464		—		4,464		2,190		—		2,190		48,415		—
Written options		1,610		—		1,610		3,653		—		3,653		14		37,409

		300,072		159,350		459,422		499,749		21,687		521,436		1,286,278		1,441,319

Currency
Forwards		1,350,917		—		1,350,917		1,161,579		—		1,161,579		4,424,925		2,718,577
Swaps		138,585		—		138,585		383,008		—		383,008		1,303,579		2,585,051
Purchased options		201,577		—		201,577		4,781		—		4,781		1,046,702		—
Written options		10,950		—		10,950		101,232		—		101,232		—		597,169

		1,702,029		—		1,702,029		1,650,600		—		1,650,600		6,775,206		5,900,797

Stock
Purchased options		40,618		—		40,618		5,667		—		5,667		290,548		—
Written options		19,306		—		19,306		19,208		—		19,208		—		481,922
Swaps		12,817		—		12,817		7,362		—		7,362		16,963		181,682

		72,741				72,741		32,237				32,237		307,511		663,604

Other
Purchased commodity options		387		—		387		558		—		558		590		—
Written commodity options		870		—		870		387		—		387		—		573
Commodity forwards		5,807		—		5,807		5,395		—		5,395		16,381		15,846
Commodity swaps		60		—		60		45		—		45		1,295		1,281
Other derivatives		6,059		—		6,059		6,076		14,182		20,258		7,613		9,594

		13,183		—		13,183		12,461		14,182		26,643		25,879		27,294

	~~W~~	2,088,025	~~W~~	159,350	~~W~~	2,247,375	~~W~~	2,195,047	~~W~~	35,869	~~W~~	2,230,916	~~W~~	8,394,874	~~W~~	8,033,014

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The Bank uses various derivative instruments for trading activities and hedging activities, such as foreign exchange risks, interest rate risks in relation to securities and debentures and risks in interest rate changes of customers. The unsettled notional amount and the valuation gain or loss for hedging transactions is accounted for pursuant to the Interpretations on Financial Accounting Standards 53-70, Accounting for Derivative Instruments.
Derivative instruments for subordinated bonds in won, structured bonds, structured deposits, off-shore financial bonds and equity method investments in foreign currency are accounted for as fair value hedges. The Bank recognized ~~W~~103,589 million and ~~W~~35,937 million as gain on valuation of fair value hedged items and ~~W~~121,503 million and ~~W~~154,424 million of loss on valuation of fair value hedged items for the three-month periods ended March 31, 2009 and 2008, respectively. In addition, the interest rate swap and the currency forwards cover the fair value changes of the hedged items resulting from the fluctuation in interest and exchange rate. The difference between the net amount of the valuation gain (loss) on the interest rate swap and the currency forwards designated as the fair value hedging instrument and structured bonds and equity method investments in foreign currency as the hedged items, and the spot and forward exchange rates, excluded in the valuation of the hedging effect, amounting to ~~W~~(-)16,861 million, is an ineffective portion of hedging.
Details of the credit default swap as of March 31, 2009, are as follows:
(in millions of Korean won)

				Credits
Type	Amount		Reference entity	grades
Credit default swap sale	~~W~~	3,000	Domestic large corporations	A
Credit default swap sale		100,000	Domestic large corporations	AAA
Credit default swap sale		100,000	Domestic large corporations	AA+
Credit default swap sale		275,420	Domestic financial institutions	AAA
Loss can be incurred in relation to the sales of the credit default swap in case of the credit events such as the default of the reference entity.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
20. Assets and Liabilities Denominated in Foreign Currencies
Significant assets and liabilities denominated in foreign currencies as of March 31, 2009 and December 31, 2008, are as follows:

	2009				2008
	USD		KRW		USD		KRW
	Equivalent[2]		Equivalent		Equivalent[2]		Equivalent
	(In thousands)		(In millions)		(In thousands)		(In millions)
Assets
Foreign currencies	US$	239,483	~~W~~	329,793	US$	216,716	~~W~~	272,521
Due from banks in foreign currencies		364,371		501,776		1,007,478		1,266,904
Securities in foreign currencies		1,280,124		1,762,856		1,519,138		1,910,316
Loans in foreign currencies[1]		8,234,733		11,340,051		8,871,077		11,155,379
Bills bought in foreign currencies		1,814,238		2,498,385		2,190,012		2,753,940
Call loans in foreign currencies		1,138,542		1,567,886		212,574		267,312
Liabilities
Deposits in foreign currencies	US$	2,595,604	~~W~~	3,574,406	US$	2,252,158	~~W~~	2,832,089
Borrowings in foreign currencies		5,745,470		7,912,088		6,649,214		8,361,387
Call money in foreign currencies		2,147,105		2,956,778		1,761,857		2,215,535
Debentures in foreign currencies		2,752,974		3,791,120		2,958,229		3,719,973
Foreign currency bills payable		60,497		83,310		53,325		67,056

[1]	Includes domestic import usance bills.

[2]	Foreign currencies other than U.S. dollars were translated into U.S. dollars at the basic exchange rates at the statements of financial position dates.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
21. Interest Revenue and Expenses
Average balance of the interest-bearing assets and liabilities, and related interest revenue and expenses as of and for the three-month periods ended March 31, 2009 and 2008, are as follows:
(in millions of Korean won)

	2009					2008
			Interest		Interest			Interest		Interest
	Average		revenue		rate	Average		revenue		rate
	balance		/expenses		(%)	balance		/expenses		(%)
Interest revenue
Due from banks[1]	~~W~~	1,098,868	~~W~~	4,775	1.76	~~W~~	208,363	~~W~~	692	1.33
Securities		30,574,186		385,536	5.11		30,564,184		404,336	5.31
Loans		207,470,247		3,648,757	7.13		179,187,993		3,423,629	7.66

	~~W~~	239,143,301	~~W~~	4,039,068	6.85	~~W~~	209,960,540	~~W~~	3,828,657	7.31

Interest expense
Deposits	~~W~~	162,248,970	~~W~~	1,559,282	3.90	~~W~~	146,469,394	~~W~~	1,420,034	3.89
Borrowings		60,858,875		751,844	5.01		50,423,426		675,922	5.38

	~~W~~	223,107,845	~~W~~	2,311,126	4.20	~~W~~	196,892,820	~~W~~	2,095,956	4.27

[1]	Excluding the average balance and interest revenue of reserve deposits with Bank of Korea.
22. General and Administrative Expenses
Details of general and administrative expenses included in the computation of value added for the three-month periods ended March 31, 2009 and 2008, are as follows:
(in millions of Korean won)

	2009		2008
Salaries	~~W~~	348,499	~~W~~	394,141
Provision for severance benefits		41,471		41,580
Severance benefits for voluntary resignation		—		871
Other employee benefits		128,853		126,147
Rent expenses		40,978		38,211
Depreciation		69,546		70,693
Taxes and dues		41,472		40,432

	~~W~~	670,819	~~W~~	712,075

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Other general and administrative expenses for the three-month periods ended March 31, 2009 and 2008, are as follows:
(in millions of Korean won)

	2009		2008
Communication	~~W~~	12,812	~~W~~	12,128
Electricity and utilities		5,293		4,646
Publication		5,350		5,582
Repairs maintenance		3,478		3,157
Vehicle		8,978		7,435
Travel		743		977
Training		5,783		8,242
Service fees		22,348		22,311
Others		24,615		24,235

	~~W~~	89,400	~~W~~	88,713

23. Non-operating Revenue and Expenses
Non-operating revenue and expenses for the three-month periods ended March 31, 2009 and 2008, are as follows:
(in millions of Korean won)

	2009		2008
Non-operating revenue
Gain on equity method investments	~~W~~	5,899	~~W~~	16,259
Gain on disposal of property and equipment		31		211
Reversal of impairment on property and equipment		15		—
Rental income		982		800
Others		28,252		44,608

	~~W~~	35,179	~~W~~	61,878

Non-operating expenses
Loss on equity method investments	~~W~~	10,474	~~W~~	1,297
Loss on disposal of property and equipment		259		177
Impairment loss on property and equipment		3,622		1,664
Impairment loss on equity method investments		100,352		—
Others		16,416		28,249

	~~W~~	131,123	~~W~~	31,387

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
24. Income Tax
The reconciliation between income before income tax and taxable income pursuant to Korean Corporate Income Tax Law for the three-month periods ended March 31, 2009 and 2008, follows:
(in millions of Korean won)

	2009			2008
Income before income tax		~~W~~	241,255		~~W~~	869,723
Taxable and non-deductible items
Temporary differences	4,893,800			1,749,115
Permanent differences	589,998		5,483,798	636,364		2,385,479

Deductible and non-taxable items
Temporary differences	(4,315,051)			(1,956,818)
Permanent differences	(750,951)		(5,066,002)	(493,987)		(2,450,805)

Taxable income		~~W~~	659,051		~~W~~	804,397

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Changes in cumulative temporary differences for the three-month periods ended March 31, 2009 and 2008, are as follows:
(in millions of Korean won)

	2009
	Beginning						Ending
	balance[1]		Deduction		Addition		balance
Deductible temporary differences
Gain on fair value hedged items	~~W~~	181,131	~~W~~	181,131	~~W~~	99,188	~~W~~	99,188
Other allowances		728,126		703,336		709,572		734,362
Property and equipment impairment losses		20,508		20,508		22,524		22,524
Interest on ELD		14,520		4,293		6,111		16,338
Stock options		626		626		870		870
Allowances for losses on acceptances and guarantees		122,446		122,446		132,745		132,745
Present value discount		553		553		585		585
Dividends from SPC		212,783		—		—		212,783
Allowance for repurchase of SPC		80,204		—		—		80,204
Others		2,973,204		2,199,833		2,274,721		3,048,092

		4,334,101	~~W~~	3,232,726	~~W~~	3,246,316		4,347,691

Exclusion of deferred income tax assets[2]
Stock options		626						870
Other allowances		438						345
Dividends from SPC		212,783						212,783
Allowance for repurchase of SPC		80,204						80,204
Others		(2,034)						126,089

		4,042,084						3,927,400
Statutory tax rate		24.2%,22.0%						24.2%, 22.0%

Deferred income tax assets		930,795						905,683

Taxable temporary differences
Accrued interest		(249,532)	~~W~~	(160,371)	~~W~~	(3,070)		(92,231)
Deferred loan organization fee and cost		(187,399)		(187,399)		(192,814)		(192,814)
Advanced depreciation provisions		(504,379)		—		—		(504,379)
Gain on fair value hedges		(856,360)		(887,574)		(707,237)		(676,023)
Goodwill		(143,634)		(19,586)		—		(124,048)
Asset revaluation		(1,145,969)		—		—		(1,145,969)
Others		(681,073)		(392,535)		(179,184)		(467,722)

		(3,768,346)	~~W~~	(1,647,465)	~~W~~	(1,082,305)		(3,203,186)

Exclusion of deferred income tax liabilities
Goodwill		(143,633)						(124,048)

		(3,624,713)						(3,079,138)
Statutory tax rate[3]		24.2%, 22.0%						24.2%, 22.0%

Deferred income tax liabilities		(821,608)						(697,009)

Net deferred income tax assets	~~W~~	109,187					~~W~~	208,674

[1]	The adjustment based on the final tax return was reflected in the beginning balance of deferred income tax assets.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008

[2]	Deductible temporary differences related to stock options of ~~W~~870 million, other allowance of ~~W~~345 million, dividends from SPC of ~~W~~212,783 million, allowance for repurchase of SPC of ~~W~~80,204 million and others of ~~W~~126,089 are not realizable in the future; therefore, these were not recognized as deferred tax assets as of March 31, 2009.

[3]	As a result of changes in the statutory tax rate from 27.5% to 24.2% in 2009 and to 22.0 % thereafter, the balances of the deferred tax assets and liabilities have been recalculated.
(in millions of Korean won)

	2008
	Beginning						Ending
	balance[1]		Deduction		Addition		balance
Deductible temporary differences
Other allowances	~~W~~	770,558	~~W~~	745,768	~~W~~	733,631	~~W~~	758,421
Property and equipment impairment losses		16,366		16,366		17,531		17,531
Interest on ELD		14,870		3,934		4,016		14,952
Stock options		38,301		38,301		14,241		14,241
Allowance for possible losses on acceptances and guarantees		36,512		36,512		45,396		45,396
Loss on valuation of derivatives		225,020		225,020		53,021		53,021
Present value discount		1,292		1,292		481		481
Dividends from SPC		202,430		—		—		202,430
Allowance for repurchase of SPC		80,204		—		—		80,204
Others		939,419		367,548		130,532		702,403

		2,324,972	~~W~~	1,434,741	~~W~~	998,849		1,889,080

Exclusion of deferred income tax assets[2]
Other allowances		512						1,707
Dividends from SPC		202,430						202,430
Allowance for repurchase of SPC		80,204						80,204
Others		80,972						84,060

		1,960,854						1,520,679
Statutory tax rate		27.5%						27.5%

Deferred income tax assets		539,235						418,187

Taxable temporary differences
Gain on fair value hedges		(258,048)	~~W~~	(258,048)	~~W~~	(135,910)		(135,910)
Accrued interest		(475,550)		(210,921)		(105,385)		(370,014)
Deferred loan organization fee and cost		(178,858)		(178,858)		(181,900)		(181,900)
Goodwill		(221,978)		(19,586)		—		(202,392)
Others		(526,344)		(65,572)		(81,601)		(542,373)

		(1,660,778)	~~W~~	(732,985)	~~W~~	(504,796)		(1,432,589)

Exclusion of deferred income tax liabilities
Goodwill		(221,978)						(202,392)
Others		(82,464)						(83,644)

		(1,356,336)						(1,146,553)
Statutory tax rate		27.5%						27.5%

Deferred income tax liabilities		(372,992)						(315,302)

Net deferred income tax assets	~~W~~	166,243					~~W~~	102,885

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008

[1]	The adjustment based on the final tax return was reflected in the beginning deferred income tax assets.

[2]	Other allowances amounting to ~~W~~1,707 million, dividends from SPC amounting to ~~W~~202,430 million, allowance for repurchase of SPC amounting to ~~W~~80,204 million and others amounting to ~~W~~84,060 million in deductible temporary differences are not recoverable in the future; therefore there were not recognized as deferred tax assets as of March 31, 2008.
Income tax payable and income tax refund receivable as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009		2008
Income tax refund receivable	~~W~~	1,307	~~W~~	434,855
Income tax payable[1]		155,641		557,066

Net income tax payable (Note 16)	~~W~~	154,334	~~W~~	122,211

[1]	Net income tax payable, such as income tax expense of overseas branch, excludes income tax payable of ~~W~~534 million and ~~W~~1,319 million, which is not to be offset against income tax refund receivable as of March 31, 2009 and December 31, 2008, respectively, and income tax payable of ~~W~~88,602 million from the final tax return in 2008.
Income tax expense for the three-month periods ended March 31, 2009 and 2008, are as follows:
(in millions of Korean won)

	2009		2008
Income tax currently payable[1]	~~W~~	151,894	~~W~~	215,680
Changes in deferred tax assets		(99,487)		63,358
Income tax expense of overseas branches		287		561

Total income tax effect		52,694		279,599
Income tax expense or benefit allocated directly to shareholders’ equity		29,421		(41,379)

	~~W~~	82,115	~~W~~	238,220

[1]	Income tax currently payable for the three-month period ended March 31, 2009, includes additional income tax refund receivable of ~~W~~3,747 million and for the three-month period ended March 31, 2008, included additional income tax ~~W~~2,054 million and income tax refund receivable of ~~W~~7,529 million.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Reconciliation items between income before income tax and income tax expense for the three-month periods ended March 31, 2009 and 2008, are as follows:
(in millions of Korean won)

	2009		2008
Income before income tax	~~W~~	241,255	~~W~~	869,723

Tax amount[1]	~~W~~	58,378	~~W~~	239,171
Reconciliation items
Non-taxable income		(989)		(4,310)
Non-deductable expense		1,535		1,815
Tax credit		(4,055)		(74)
Non-recoverable temporary differences		31,010		6,012
Additional income taxes for prior year (refund of prior year’s income tax)		(3,747)		(5,475)
Income tax expense of overseas branches		287		561
Tax rate changes[2]		(516)		—
Others		212		520

Income tax expense	~~W~~	82,115	~~W~~	238,220

Effective tax rates		34.04%		27.39%

[1]	Multiplying income before income tax by statutory income tax rate, including resident tax surcharges (12.1 % for less than ~~W~~200 million, and 24.2 % for more than ~~W~~200 million as of March 31, 2009), and 14.3 % for less than USD 100 million and 27.5 % for more than ~~W~~100 million.

[2]	As a result of changes in the tax rate in 2008, income tax expenses and deferred tax assets were decreased and increased by ~~W~~516 million each.
25. Subsequent Event
The National Bank of Cambodia approved the Bank’s acquisition of the 51 % ownership of Khmer Union Bank on April 28, 2009. As a result, the Bank purchased 132,600 shares for ~~W~~9,969 million of Khmer Union Bank’s total outstanding shares of 260,000 in Korean won on May 4, 2009. The Bank then changed the name of Khmer Union Bank’s to Kookmin Bank Cambodia PLC.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
26. Comprehensive Income
Comprehensive income for the three-month periods ended March 31, 2009 and 2008, are as follows:
(in millions of Korean won)

	2009		2008
Net income	~~W~~	159,140	~~W~~	631,503
Comprehensive income
Gain (loss) on valuation of available-for-sale securities		(124,273)		97,581
Gain (loss) on valuation of held-to-maturity securities		(4)		(4)
Changes in equity method investees with accumulated comprehensive income		85		11,187
Changes in equity method investees with accumulated comprehensive expenses		(9,546)		—

	~~W~~	25,402	~~W~~	740,267

27. Trust Accounts
Significant financial information related to the trust accounts as of March 31, 2009 and December 31, 2008, and for the three-month periods ended March 31, 2009 and 2008, is as follows:
(in millions of Korean won)

	2009		2008[1]
Operating revenue of trust operation
Fees and commissions from trust accounts	~~W~~	20,455	~~W~~	24,691
Commissions from early redemption in trust accounts		11		31

	~~W~~	20,466	~~W~~	24,722

Operating expenses of trust operation
Accrued interest on trust accounts	~~W~~	25,192	~~W~~	19,262

Assets
Accrued trust fees	~~W~~	61,365	~~W~~	50,707

Liabilities
Due to trust accounts	~~W~~	5,852,318	~~W~~	2,777,502
Accrued interest on trust accounts		9,657		7,335

	~~W~~	5,861,975	~~W~~	2,784,837

[1]	The balance of the assets and liabilities is as of December 31, 2008.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
As of March 31, 2009 and December 31, 2008, the Bank is not subject to bear trust accounts guaranteeing the repayment of principal and/or a fixed rate of return. Details of the book value and the fair value are as follows:
(in millions of Korean won)

		2009				2008
	Name of fund	Book value		Fair value		Book value		Fair value
Trust accounts	Old age pension[1]	~~W~~	8,301	~~W~~	8,330	~~W~~	8,628	~~W~~	8,674
guaranteeing the	Personal pension[1]		1,679,850		1,686,718		2,274,706		2,267,986
repayment of	Pension trust		690,807		690,807		667,729		667,729
principal	Retirement trust		394,652		394,652		429,053		429,053
	New personal pension		73,591		73,591		71,986		71,986
	New old age pension		26,537		26,537		28,432		28,432

			2,873,738		2,880,635		3,480,534		3,473,860

Trust accounts	Development money
guaranteeing a fixed	trust[1]		35,028		35,200		34,343		34,385
rate of return and the	Unspecified monetary
repayment of principal	trust[1]		106		106		107		107

			35,134		35,306		34,450		34,492

		~~W~~	2,908,872	~~W~~	2,915,941	~~W~~	3,514,984	~~W~~	3,508,352

[1]	These funds are not subject to fair valuation and stated at book value.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
28. Segment Financial Information
As of March 31, 2009 and December 31, 2008, the Bank’s operating segments are consumer banking, corporate banking, credit card operation, treasury operation of investment in securities (including derivatives) and funding, and other operations of general administration and trust. Geographical segments are segregated into two segments: domestic and overseas operations.
Financial information, by operating segments, as of March 31, 2009 and December 31, 2008, follows:
(in millions of Korean won)

	2009
							Treasury
	Consumer		Corporate		Credit card		and funding		Others		Total
Securities	~~W~~	—	~~W~~	178,372	~~W~~	17,714	~~W~~	31,547,356	~~W~~	4,654,292	~~W~~	36,397,734
Loans		96,946,580		93,442,751		10,182,239		4,189,772		184,059		204,945,401

Operating income before provision[1]		386,226		222,094		243,695		91,138		80,572		1,023,725
(in millions of Korean won)

	2008
							Treasury
	Consumer		Corporate		Credit card		and funding		Others		Total
Securities	~~W~~	—	~~W~~	146,678	~~W~~	27,405	~~W~~	30,136,274	~~W~~	4,618,560	~~W~~	34,928,917
Loans		95,831,530		90,306,585		10,160,024		2,214,877		181,809		198,694,825

Operating income before provision[1]		486,701		258,688		192,695		41,249		130,546		1,109,879

[1]	For the three-month periods ended March 31, 2009 and 2008.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Financial information, by geographical segments, as of March 31, 2009 and December 31, 2008, follows:
(in millions of Korean won)

	2009
	Domestic		Overseas		Total
Securities	~~W~~	36,220,614	~~W~~	177,120	~~W~~	36,397,734
Loans		203,609,059		1,336,342		204,945,401

Operating income before provision[1]		1,014,774		8,951		1,023,725
(in millions of Korean won)

	2008
	Domestic		Overseas		Total
Securities	~~W~~	34,783,485	~~W~~	145,432	~~W~~	34,928,917
Loans		197,480,739		1,214,086		198,694,825

Operating income before provision[1]		1,105,487		4,392		1,109,879

[1]	For the three-month periods ended March 31, 2009 and 2008.
29. Related Party Transactions
The related parties of the Bank as of March 31, 2009 and December 31, 2008, are as follows:

	2009	2008
Parent	KB Financial Group Inc.	KB Financial Group Inc.
Overseas Subsidiaries	Kookmin Bank International Ltd. (London)	Kookmin Bank International Ltd. (London)
Domestic Subsidiary	Kookmin Bank Hong Kong Ltd. KB Life Insurance Co., Ltd.	Kookmin Bank Hong Kong Ltd. KB Life Insurance Co., Ltd.

[1]	KB Investment Co., Ltd., KB Futures Co., Ltd., KB Data System Co., Ltd., KB Asset Management Co., Ltd., KB Real Estate Trust Co., Ltd. and KB Credit Information Co., Ltd. became wholly owned subsidiaries of KB Financial Group Inc. in 2008 (Note 32).

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
The various employee benefits for the major directors for the three-month periods ended March 31, 2009 and 2008, are as follows:
(in millions of Korean won)

	2009						2008
	Short-term						Short-term
	employee		Stock				employee		Stock
	benefits[1]		options		Total		benefits[1]		options		Total
Registered officers (Standing)	~~W~~	1,429	~~W~~	5	~~W~~	1,434	~~W~~	2,794	~~W~~	(9,026)	~~W~~	(6,232)
Registered officers (Non-Standing)		34		32		66		197		(488)		(291)

	~~W~~	1,463	~~W~~	37	~~W~~	1,500	~~W~~	2,991	~~W~~	(9,514)	~~W~~	(6,523)

[1]	Short-term employee benefits are based on actual payments.

[2]	The key management includes registered officers who have the authority and responsibilities for decision-making of the business plan, operations and control over the Bank.
Significant balances with related parties as of March 31, 2009 and December 31, 2008, are as follows:
(in millions of Korean won)

	2009
	Assets		Allowance		Liabilities
Parent
KB Financial Group Inc.	~~W~~	96	~~W~~	3	~~W~~	40,868

Subsidiaries
Trust accounts[1]		40,272		—		104,967
KB Life Insurance Co., Ltd.		3,901		2		10,842
Kookmin Bank International Ltd. (London)		434,843		—		278,204
Kookmin Bank Hong Kong Ltd.		377,839		—		195,595

		856,855		2		589,608

Parent’s subsidiaries
KB Investment Co., Ltd.		9,922		85		11
KB Futures Co., Ltd.		7,151		60		9,390
KB Data System Co., Ltd.		7,034		60		26,643
KB Asset Management Co., Ltd.		141		2		70,494
KB Real Estate Trust Co., Ltd.		41,505		356		825
KB Credit Information Co., Ltd.		19,863		170		37,995
KB Investment & Securities Co., Ltd.		808		5		33,550

		86,424		738		178,908

Investee under the equity method
Jooeun Industrial Co., Ltd.		16,937		17,113		—

	~~W~~	960,312	~~W~~	17,856	~~W~~	809,384

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
(in millions of Korean won)

	2008
	Assets		Allowance		Liabilities
Parent
KB Financial Group Inc.	~~W~~	184	~~W~~	2	~~W~~	15,605

Subsidiaries
Trust accounts[1]		32,922		—		427,277
KB Life Insurance Co., Ltd.		3,335		2		8,776
Kookmin Bank International Ltd. (London)		491,392		—		288,548
Kookmin Bank Hong Kong Ltd.		403,412		—		164,029

		931,061		2		888,630

Parent’s subsidiaries
KB Investment Co., Ltd.		10,345		88		19
KB Futures Co., Ltd.		31		1		11,470
KB Data System Co., Ltd.		175		1		39,576
KB Asset Management Co., Ltd.		110		1		107,444
KB Real Estate Trust Co., Ltd.		31,767		270		742
KB Credit Information Co., Ltd.		95		2		40,970
KB Investment & Securities Co., Ltd.		272		4		5,087

		42,795		367		205,308

Investee under the equity method
Jooeun Industrial Co., Ltd.		16,937		16,937		—

	~~W~~	990,977	~~W~~	17,308	~~W~~	1,109,543

[1]	Trust accounts whose principal or fixed rate of return are guaranteed.

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
Significant transactions with related parties for the three-month periods ended March 31, 2009 and 2008, are as follows:
(in millions of Korean won)

	2009
			Bad debt
	Revenue		expenses		Expenses[2]
Parent
KB Financial Group Inc.	~~W~~	138	~~W~~	—	~~W~~	41
Subsidiaries
Trust accounts[1]		7,350		—		880
KB Life Insurance Co., Ltd.		10,799		—		—
Kookmin Bank International Ltd. (London)		5,352		—		1,092
Kookmin Bank Hong Kong Ltd.		4,176		—		3,488

		27,677		—		5,460

Parent’s subsidiaries
KB Investment Co., Ltd.		123		(3)		—
KB Futures Co., Ltd.		11		60		520
KB Data System Co., Ltd.		3		59		11,416
KB Asset Management Co., Ltd.		184		1		1,569
KB Real Estate Trust Co., Ltd.		400		86		—
KB Credit Information Co., Ltd.		84		168		12,749
KB Investment & Securities Co., Ltd.		3,889		1		856

		4,694		372		27,110

Investee under the equity method
Jooeun Industrial Co., Ltd.		—		176		—

		—		176		—

	~~W~~	32,509	~~W~~	548	~~W~~	32,611

(in millions of Korean won)

	2008
			Bad debt
	Revenue		expenses		Expenses[2]
Parent
KB Financial Group Inc.	~~W~~	—	~~W~~	—	~~W~~	—
Subsidiaries
Trust accounts [1]		11,371		—		2,673
KB Life Insurance Co., Ltd.		12,103		—		—
Kookmin Bank International Ltd. (London)		4,858		—		4,089
Kookmin Bank Hong Kong Ltd.		4,638		—		1,310

		32,970		—		8,072

Parent’s subsidiaries
KB Investment Co., Ltd.		74		45		—
KB Futures Co., Ltd.		6		—		639
KB Data System Co., Ltd.		—		—		9,420
KB Asset Management Co., Ltd.		157		—		1,200
KB Real Estate Trust Co., Ltd.		146		87		249
KB Credit Information Co., Ltd.		45		—		13,729
KB Investment & Securities Co., Ltd.		13		—		443

		441		132		25,680

Investee under the equity method
Jooeun Industrial Co., Ltd.		—		(244)		—

		—		(244)		—

	~~W~~	33,411	~~W~~	(112)	~~W~~	33,752

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008

[1]	Trust accounts whose principal or fixed rate of return are guaranteed.

[2]	Excluding bad debts expense.
In addition, the Bank purchased fixed assets from KB Data System Co., Ltd. amounting to ~~W~~980 million during the three-month period ended March 31, 2008.
30. Employee Benefits
The Bank provides a variety of employee benefits programs, such as financial support for housing, scholarship, medical insurance, accident insurance, compensated leave, gymnasium facilities and other benefits.
31. Supplemental Cash Flow Information
Cash and cash equivalents included in the statements of cash flows is the amount of cash and due from banks except for the restricted due from banks included in the statements of financial position. Cash flows from operating activities in the statement of cash flows are presented using the indirect method.
The cash and due from banks in the statements of cash flows for the three-month periods ended March 31, 2009 and 2008, are as follows:
(in millions of Korean won)

	2009		2008
Cash and checks	~~W~~	1,888,466	~~W~~	2,414,543
Foreign currencies		329,793		221,907
Due from banks		4,310,993		3,255,065

		6,529,252		5,891,515
Restricted due from banks		(4,039,723)		(3,122,930)

	~~W~~	2,489,529	~~W~~	2,768,585

Significant non-cash activities for the three-month periods ended March 31, 2009 and 2008, are as follows:
(in millions of Korean won)

	2009		2008
Decrease in loans from write-offs and restructurings	~~W~~	379,179	~~W~~	218,665
Changes in accumulated other comprehensive income from valuation of securities		133,738		108,764
Decrease in loans from debt-equity swap		60		4,777

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
32. Establishment of KB Financial Group Inc.
The Bank and its subsidiaries, KB Real Estate Trust Co., Ltd., KB Investment Co., Ltd., KB Credit Information Co., Ltd., KB Data System Co., Ltd., KB Asset Management Co., Ltd., KB Futures Co., Ltd. and KB Investment & Securities Co., Ltd., approved the stock transfer plan to establish KB Financial Group Inc. (a holding company) at the extraordinary shareholders meeting on August 25, 2008 and received final approval from the Financial Services Commission on September 26, 2008. In accordance with the approval, KB Financial Group Inc. was established on September 29, 2008 and the shareholders of the Bank received a common share of KB Financial Group Inc. for each common stock of the Bank. Accordingly, the Bank became a wholly owned subsidiary of KB Financial Group Inc. The stocks of KB Financial Group, Inc. were listed, while the stocks of the Bank were delisted from the Korea Exchange (formerly Korea Stock Exchange) concurrently on October 10, 2008. Through the stock transfer, the Bank acquired 73,607,601 shares of KB Financial Group, Inc. and has 47,407,671 shares as of March 31, 2009, after disposing of 26,199,930 shares during the year ended December 31, 2008. The Bank classified these stocks as available-for-sale securities and will dispose of the stocks within three years from the acquisition date.
33. Disclosure on Expected Impact upon Adoption of K-IFRS
Preparation for K-IFRS adoption
Pursuant to the Act on External Audit of Stock Companies, Article 3, the Bank is required to adopt K-IFRS from 2011. Thus, in June 2007, the Bank formed a task-force to prepare for the adoption of K-IFRS (“K-IRFS TFT”) and is currently in the transition process that consists of three phases as follows: Phase 1 (adoption assessment stage), Phase 2 (policy setting, system design and development stage) and Phase 3 (implementation stage).

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
K-IFRS adoption plan and work force
1) K-IFRS adoption plan

Phase	Period	Procedures
Phase I	June 2007 ~ February 2008	• Analyzing GAAP differences
(“adoption assessment stage”)
— Analyzing K-IFRS

— Analyzing GAAP differences between K-IFRS and Statements of Korean Financial Accounting Standards (“SKFAS”).

• Analyzing the impacts

— Analyzing the financial impacts

— Analyzing the impacts of specific accounts, disclosure and IT

• Detailed planning for Phase

• Research and benchmarking on success cases etc.

Phase II	March 2008 ~ December 2009	• Framing accounting policies
(“policy setting, system design and development stage”)
• Framing specific accounting methodology

• Set-up united account structure “Chart of Accounts”

• Build Infrastructures for K-IFRS adoption

— Establish accounting policies, accounting guidelines and accounting manuals

— Restructuring of financial reporting system

• Developing K-IFRS system (define system requirement, analysis, designing, developing)

• Knowledge transfer and technical trainings, etc.

Phase III	January 2010	• Preparing financial data in accordance with K-IFRS
(“implementation stage”)
• Prepare financial statements under K-IFRS

— Prepare financial data as of January 1, 2010

— Prepare quarterly financial and disclosure data for fiscal year 2010
2) Work force
The Bank assembled an IFRS task-force team which consists of accounting specialists, accounting-consulting firms and others in order to effectively and efficiently adopt K-IFRS. The team is divided into operations within its specialized areas such as closing, disclosure, allowance for loan losses, revenue recognition, investments, derivative instruments, fair valuation, overseas branches, SPC, and others — based on its significance and efficiency of project management. In addition, IT IFRS team that consists of IT specialist in each area was organized for K-IFRS IT system development.
The Bank formed the IFRS Steering Committee to oversee the project as well as to report the progress of the project, significant issues, and other matters, if any, to the management council, audit committee, and the board of directors.
Status of each phase
1)	Phase I (“adoption assessment stage”)
Between June 2007 and February 2008, the Bank assessed the potential impacts of K-IFRS adoption and planned detailed procedures.
a. Analyzing GAAP differences and the financial impacts

The Bank performed the detailed analysis of the requirements under K-IFRS and identified

Kookmin Bank
Notes to Non-Consolidated Financial Statements
March 31, 2009 and 2008
GAAP differences between SKFAS (current accounting standards) and K-IFRS in order to analyze the impacts on the financial information, business operation, financial reporting system, and financial performance indicators, and others. Consequently, the Bank identified the impacts on financial information, major accounts, disclosures and IT.
b. Research on success case and benchmarking

Due to distinctiveness of the Bank, research and benchmarking of the success cases of preceding IFRS adopters among European financial institutions were performed, where necessary, and formed possible alternatives.
2)	Phase II (“policy setting, system design and development stage”)
The Bank started the Phase II on March 2008, and the procedure will be continued until the end of 2009. The purpose of the phase is to frame account policies, design infrastructures and develop system.

a. Accounting policy setting

Considering the K-IFRS requirements and the Bank’s status, the Bank selected the accounting policies that are deemed to better represent the Bank’s substance after detailed analysis of accounting treatment options and has outlined specific accounting methodology.

b. Set-up united account structure “Chart of Accounts”

To produce timely and convergent financial data on a consolidated basis in accordance with K-IFRS, the Bank has set up united account structure.

c. Building Infrastructures for K-IFRS adoption

For timely and convergent financial reporting, the Bank analyzed the current financial report process, and identified the expected financial impacts. Consequently, the Bank is revising the related accounting policies, guidelines and manuals.

d. System Design

The Bank completed system analysis and requirement definition for developing the K-IFRS system.
Plan going forward
The Bank will complete its system development and implementation as designed by end of July 2009 and plans to assure the data integrity and the system completeness through sufficient testing till the end of 2009.
In addition, from May to December 2009, the Bank plans to train its management and employee and transfer necessary knowledge for adoption of K-IFRS and will have focus training with team and personal in charge to increase the ability and capacity in adoption of K-IFRS.
The Bank will prepare its first financial statements in accordance with K-IFRS as of January 1, 2010 and will perform quarterly closing thereafter using the developed system.
Significant GAAP differences between K-IFRS and SKFAS
Significant GAAP differences, the Bank is expected to face, between K-IFRS and SKFAS (current accounting standards) upon preparing financial statements in accordance with K-IFRS are, but not limited to, as follows: scope of consolidation, allowance for loan losses, revenue recognition, derecognition of financial assets and liabilities, measurement of financial assets and financial liabilities and employee benefits.